                                                                     EXHIBIT 10


                                                                 EXECUTION COPY


            EQUITY PARTICIPATION AND BUSINESS OPPORTUNITY AGREEMENT

         This Equity Participation and Business Opportunity Agreement ("Agreement") is made and entered into as of December 9, 1997, by and between Enron Oil & Gas Company, a Delaware corporation, and Enron Corp., an Oregon corporation.

         WHEREAS, EOG is engaged in the exploration for and the development, production and marketing of natural gas and crude oil in the United States and internationally; and

         WHEREAS, a majority of the outstanding capital stock of EOG is owned by Enron; the remaining shares are owned by the public; and Enron may have certain duties to EOG resulting from its ownership of EOG; and

         WHEREAS, ECT (as defined below) and EII (as defined below) are wholly-owned subsidiaries of Enron; ECT and EII are engaged in the Finance and Trading Business (as defined below), and their activities in such business include without limitation activities involving the E&P Business (as defined below) and may have an impact on EOG; and

         WHEREAS, Enron engages in other activities that may have an impact on EOG; and

         WHEREAS, the application of the law relating to duties that Enron may owe to EOG in particular circumstances is often difficult to predict; and if a court were to hold that Enron breached any such duty Enron could be held liable for damages in a legal action brought on behalf of EOG; and

         WHEREAS, EOG and Enron desire to enter into this Agreement in order
(i) to define duties that Enron will owe to EOG with respect to business opportunities and rights that Enron will have with respect to business opportunities and (ii) to specify circumstances in which no breach of duty will be deemed to have occurred; and

         WHEREAS, Enron and EOG desire to enter into other agreements that relate to matters of concern to each of them; and

         WHEREAS, Enron desires to provide valuable consideration to EOG, including options to purchase Common Stock of Enron that will give EOG the opportunity to participate in future appreciation in value of Enron and including other financial benefits;

         NOW, THEREFORE, in consideration of the mutual covenants, rights, and obligations set forth in this Agreement, and the benefits to be derived herefrom, and other good and valuable consideration, the receipt and the sufficiency of which each of the parties hereto acknowledges and confesses, the parties hereto agree as follows:

                  1. Certain Defined Terms; Exhibits. In addition to the terms defined in this Agreement, the capitalized terms used in this Agreement will have the meanings ascribed to such terms in Exhibit A hereto. Exhibit A and each other exhibit to this Agreement are hereby made a part of this Agreement as if set forth in full in this Agreement

                  2. Representation by Enron. Enron represents and warrants to EOG that it has disclosed to the chief executive officer and the other directors of EOG all information in Enron's possession that is material to a decision by EOG to enter into this Agreement. Enron also represents that it has furnished to the chief executive officer of EOG, to the other directors of EOG and to the attorneys and financial advisers retained by the special committee of the Board of Directors of EOG access to all information in Enron's possession necessary to permit such persons to verify the accuracy of the information furnished.

                  3. Agreement by EOG Regarding Enron Business Activities. EOG acknowledges and agrees that, so long as such activities are conducted in compliance with this Agreement in all material respects (including the provisions of Section 4 hereof), Enron is free to conduct business activities that are within Enron's traditional lines of business and any other lines of business in which Enron chooses to engage in the future. Without limiting the foregoing, EOG acknowledges and agrees that, so long as such activities are conducted in compliance with this Agreement in all material respects (including the provisions of Section 4 hereof), Enron may engage in the Finance and Trading Business, including without limitation activities in such business involving the E&P Business, and that such Finance and Trading Business may include without limitation activities such as those conducted by ECT directly or through ECT Securities Corp. ("ECT Securities"), Joint Energy Development Investments Limited Partnership and Cactus Hydrocarbon III Limited Partnership, pursuant to which ECT provides funds to third parties in return for production payments or other property interests, including without limitation capital stock, partnership interests, debentures, notes or oil and gas royalty, overriding royalty, net profits or working interests or other securities or property, or pursuant to which ECT Securities arranges for transactions in securities for the account of others or underwrites securities. EOG also agrees that, so long as such activities are conducted in compliance with this Agreement in all material respects (including the provisions of Section 4 hereof), such Finance and Trading Business may include without limitation activities such as those proposed to be conducted by EII. In connection with the foregoing, EOG acknowledges that such activities may result in the acquisition by Enron of E&P Business Assets, and in certain cases Enron or entities in which Enron has an interest may acquire E&P Business Assets pursuant to bidding or auction processes in which EOG is also a bidder. EOG acknowledges and agrees that such activities may have an impact on EOG or the price it pays for properties or securities it purchases from others. EOG acknowledges and agrees that Enron or entities in which it has an interest may acquire direct or indirect interests in E&P Business Assets as a result of the activities described above, may own, operate and control any such assets in connection therewith, and may acquire additional E&P Business Assets or pursue opportunities related thereto in connection therewith, in each case without any duty to offer all or any portion of such assets or opportunities to EOG.



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                  4.     Agreement by Enron Regarding Separate Conduct of
Business. Enron agrees that, except with respect to business opportunities pursued jointly by Enron and EOG and except as otherwise agreed to between Enron and EOG, Enron's business will be conducted through the use of its own personnel and assets and not with the use of any personnel or assets of EOG. Without limiting the foregoing, Enron agrees that, without the consent of EOG, the Finance and Trading Business conducted by ECT, EII or other Enron entities will only involve business opportunities identified by or presented to ECT personnel, EII personnel or other Enron personnel and developed and pursued solely through the use of the personnel and assets of ECT, EII or other Enron entities. Enron agrees that it will not pursue any business opportunity that involves E&P Business Assets that is first presented to an officer or director of Enron who is also an officer or director of EOG at the time such opportunity is presented (i.e. the first officer or director of Enron to receive notice of such opportunity from a third party is also an officer or director of EOG), unless Enron first offers such opportunity to EOG and EOG notifies Enron in writing that EOG elects not to pursue such opportunity; provided that the foregoing agreement will not be applicable to opportunities first presented on or after the first date on which Enron no longer controls EOG and no longer owns directly or indirectly at least 40% of the capital stock of EOG having ordinary voting power for the election of directors. For purposes of the foregoing, (a) a business opportunity that involves E&P Business Assets shall not include any opportunity where E&P Business Assets represent less than a majority of the value of the opportunity, as determined by the officer or director of Enron to whom such opportunity is first presented, based on information available to such officer at the time such opportunity is first presented (which determination shall be conclusive if made in good faith), (b) senior officers of EOG who are members or ad hoc members of the Management Committee of Enron or any similar committee shall not, by virtue of such membership or ad hoc membership, be deemed to be Enron personnel, and (c) it will not be a breach of Enron's agreement to develop and pursue business opportunities solely through the use of the personnel and assets of ECT, EII or other Enron entities if one or more senior officers of Enron who serve on the Board of Directors of EOG participate, as officers of Enron, in evaluating, developing or approving business opportunities that were identified by other Enron personnel or first presented to other Enron personnel (i.e. the first Enron person to receive notice of such opportunity from a third party was not also an officer or director of EOG). The provisions of this Section 4 relate exclusively to the duties that Enron owes EOG, and nothing herein shall affect the fiduciary or other duties owed to EOG by any individual director or officer of EOG in his or her capacity as such. In this connection, Enron agrees that its representatives on the Board of Directors of EOG will not, for the purpose of enabling Enron to pursue an opportunity in the E&P Business, vote in such a manner as to effectively prevent, prohibit or restrict EOG from pursuing such opportunity.

                  5. Agreement and Waiver. In further consideration of the benefits received and to be received by EOG pursuant to this Agreement, EOG acknowledges and agrees that, if any business opportunity is presented to or identified by Enron, except as otherwise provided in Section 4 of this Agreement Enron may pursue such opportunity without any obligation to offer it to EOG, provided that Enron's activities in pursuing such business opportunity are conducted in compliance with this Agreement in all material respects (including the provisions of Section 4 hereof). EOG acknowledges and agrees that in such case, to the extent that a court might hold that the conduct of



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



such activity is a breach of a duty to EOG (and without admitting that the conduct of such activity is such a breach of duty), EOG hereby waives any and all claims and causes of action that EOG may have to claim that the conduct of such activity is a breach of a duty to EOG. The waivers and agreements herein apply equally to activities to be conducted in the future and activities that have been conducted in the past.

                  6. Agreement to Supply Information. Enron agrees that, in connection with any opportunity presented to EOG pursuant to Section 4 of this Agreement, Enron will furnish to EOG all information in Enron's possession or reasonably available to Enron regarding the opportunity in question that is material to a decision by EOG whether or not to pursue such opportunity.

                  7. Options to Purchase Enron Common Stock. In consideration of EOG's agreements herein, Enron hereby grants to EOG options to purchase Common Stock of Enron as follows:

                  (a) The total number of shares issuable upon exercise of such options is 3,200,000 shares.

                  (b)    The option exercise price shall be $39.1875 per share.

                  (c) Options shall become vested and exercisable as follows: options have vested on the date hereof and are exercisable as to 25% of the total shares covered by the options on or following the date hereof. Subject to the provisions of Section 7(e) below, additional options will vest and will become exercisable on the anniversary of the date of this Agreement as follows:


                                       Number of Shares Covered
           Year in Which                 By Options that Vest
         Anniversary Occurs             and Become Exercisable
         ------------------            ------------------------
               1998                            15%
               1999                            10%
               2000                            10%
               2001                            10%
               2002                            10%
               2003                            10%
               2004                            10%

                  (d) Vested options may be exercised in whole or in part at any time and from time to time until the tenth anniversary of this Agreement.



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                  (e)    If there is a change of control of EOG, then any
         remaining unvested options will vest. For such purposes a "change of control" means that (a) Enron no longer owns capital stock of EOG representing at least 35% of the voting power for the election of directors and (b) a majority of the members of the board of directors of EOG consists of persons who are not officers or directors of Enron or any affiliate of Enron other than EOG.

                  (f) Enron will afford EOG registration rights with respect to the shares of Common Stock acquired by EOG upon exercise of options granted herein. Such registration rights will be set forth in the Stock Restriction and Registration Agreement in the form attached as Exhibit B. Enron and EOG hereby agree to enter into such Stock Restriction and Registration Agreement promptly upon execution of this Agreement.

                  8. Agreements Regarding Certain Foreign Projects. In further consideration of EOG's agreements herein, Enron hereby agrees to enter into, or to cause its appropriate subsidiaries to enter into, agreements with EOG relating to existing projects in Qatar, Mozambique and Uzbekistan on the terms and conditions set forth in Exhibits C, D and E, respectively. Such agreements will be subject to the Standard Cost Sharing and Co-Ownership Matters set forth in Exhibit F. EOG agrees to enter into, or to cause its appropriate subsidiaries to enter into, such agreements with Enron. EOG acknowledges and agrees that Exhibits C, D, E and F set forth all terms and conditions of such agreements that are material to a decision by EOG to enter into this Agreement. The parties acknowledge and agree that the failure by either party to agree on any term or provision of any such agreement (as long as such failure to agree is not inconsistent with C, D, E or F) shall not serve as a basis for invalidating this Agreement (through lack of consideration or otherwise) or for any claim that a party breached this Agreement.

                  9. Agreement Regarding Enron Name and Marks. In further consideration of EOG's agreements herein, Enron hereby agrees to enter into a Non-Exclusive License Agreement with EOG in the form attached as Exhibit G. Enron and EOG hereby agree to enter into such NonExclusive License Agreement promptly upon execution of this Agreement.

                  10. Agreements Relating to Houston Pipe Line Company. In further consideration of EOG's agreements herein, Enron hereby agrees to cause its subsidiary, Houston Pipe Line Company ("HPL"), to enter into agreements with EOG upon the terms and conditions set forth in Exhibit H to this Agreement. Enron and EOG hereby agree that such agreements will be entered into promptly upon execution of this Agreement.

                  11. Further Consideration. In further consideration of the agreements herein, the parties agree as follows:

                  (a) Enron and EOG will enter into a Services Agreement, in the form attached as Exhibit I to this Agreement, which services agreement will replace the 1994 Services Agreement dated as of January 1, 1994.



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                  (b)    Enron and EOG will enter into an amendment to the Stock
         Restriction and Registration Agreement dated as of August 23, 1989, between Enron Oil & Gas Company and Enron Corp., as amended, in the form attached as Exhibit J to this Agreement, to provide that all Registration Expenses (as defined therein) incident to any registration of stock or other action by EOG under the Stock
         Restriction and Registration Agreement dated as of August 23, 1989, that is primarily for the benefit of Enron will be borne by Enron.

                  (c) If at any time following the date of this Agreement Enron takes any action that results in the loss by EOG of its status as an "independent producer" under the provisions of Section 613A of the United States Internal Revenue Code, Enron shall pay to EOG within 120 days following the end of the calendar year in which the loss of such status occurs, and within 120 days following the end of each subsequent calendar year during which EOG would otherwise be eligible for independent producer status but for the actions of Enron, the lesser of (a) $1 million and (b) an amount which, after payment of applicable taxes, will compensate EOG for the additional income tax liability of EOG for such calendar year because of EOG's loss of independent producer status. The provisions of this Section 11(c) will not apply to any calendar year after the year ending December 31, 2006.

                  (d) If Enron requests that EOG relocate its offices, and if EOG agrees to do so, Enron will pay EOG's direct, out-of-pocket expenses associated with such relocation of EOG's offices, including, without limitation, moving expenses, expenses incurred in building out or refurbishing the space in its new offices so that it is comparable to EOG's existing space in the Enron Building, and expenses of removing and reinstalling EOG's telecommunications and information systems facilities. The agreement in this Section 11(d) will terminate on the tenth anniversary of the date of this Agreement.

                  12. Equity Participation Agreement. EOG agrees that, in the event that for any purpose EOG desires to issue additional shares of its authorized but unissued capital stock or to sell treasury shares to any party other than Enron, it will notify Enron at least thirty days in advance of such issuance or sale (except in the case of shares issued or sold pursuant to benefit plans or the exercise of any conversion option by holders of convertible securities, in which case EOG will notify Enron promptly after EOG is notified that the right to receive such stock will be or has been exercised), and Enron will have the right to purchase additional shares of capital stock of EOG as follows:

                  (a) If (i) at the time of such notice Enron owns capital stock representing a majority of the ordinary voting power for the election of directors of EOG and (ii) such issuance or sale to the party other than Enron would cause Enron's ownership interest in EOG to represent less than a majority of such voting power, Enron will have the right to purchase such number of additional shares of Common Stock of EOG as will cause it to own capital stock of EOG representing a majority of the ordinary voting power for the election of directors of EOG following the issuance or sale to the party other than Enron.



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



                  (b) If (i) at the time of such notice Enron accounts for the assets and operations of EOG on a consolidated basis for financial reporting purposes but owns capital stock representing less than a majority of the ordinary voting power for the election of directors of EOG and (ii) such issuance or sale to the party other than Enron would cause Enron's ownership interest in EOG to represent less than an amount that Enron in its reasonable judgment deems appropriate to permit it to continue to account for the assets and operations of EOG on a consolidated basis for financial reporting purposes, then Enron will have the right to purchase such number of additional shares of Common Stock of EOG as will cause it to own capital stock of EOG representing an amount that Enron in its reasonable judgment deems appropriate to permit it to continue to account for the assets and operations of EOG on a consolidated basis for financial reporting purposes following the issuance or sale to the party other than Enron.

                  (c) If (i) at the time of such notice Enron accounts for the assets and operations of EOG using the equity method for financial reporting purposes and (ii) such issuance or sale to the party other than Enron would cause Enron's ownership interest in EOG to represent less than an amount that Enron in its reasonable judgment deems appropriate to permit it to continue to account for the assets and operations of EOG using the equity method for financial reporting purposes, then Enron will have the right to purchase such number of additional shares of Common Stock of EOG as will cause it to own capital stock of EOG representing an amount that Enron in its reasonable judgment deems appropriate to permit it to continue to account for the assets and operations of EOG using the equity method for financial reporting purposes following the issuance or sale to the party other than Enron.

                  (d) Any purchase by Enron of additional shares of Common Stock of EOG pursuant to this Section 12 shall be for cash, and the consideration shall be payable and the shares issuable contemporaneously with the issuance or sale to the party other than Enron (except in the case of stock issued pursuant to benefit plans or the exercise of any conversion option by holders of convertible securities, in which case such closing shall occur on the fifth business day after EOG has received timely notice from Enron that it elects to exercise its right under this Section 12). The purchase price thereof payable by Enron shall be 97% of the average closing price per share of Common Shares in EOG reported at the close of trading on the New York Stock Exchange for the 20 trading days immediately preceding the second trading day prior to the issuance or sale to the party other than Enron (reflecting a 3% private placement discount). Enron will have registration rights with respect to such shares that are identical to those it now has with respect to its shares of capital stock of EOG, taking into consideration Section 11(b).

                  (e) Enron shall notify EOG in writing within five business days after receipt of notice of the proposed issuance or sale of capital stock by EOG whether Enron will exercise any right granted in this Section 12 to purchase such additional shares of capital stock of EOG. The failure of Enron to notify EOG of its election within such five day period shall conclusively be deemed an election not to exercise its right to purchase such stock.



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



                  13. Existing Agreements. Except as expressly provided herein, nothing in this Agreement shall impair or otherwise affect the duties or obligations of Enron or EOG under existing agreements.

                  14. Confidentiality Agreements, etc. Each of the parties agrees that if it or any of its subsidiaries or any other affiliate directly or indirectly controlled by it executes any confidentiality agreement, area of mutual interest agreement, standstill agreement or other agreement to which neither the other party nor any of its affiliates is a party, but which nevertheless purports to bind the other party or any of its affiliates, (i) such agreement shall not be binding on the other party or any of its affiliates (each party acknowledging that neither it nor any of its subsidiaries or controlled affiliates has any authority to bind the other party or the other party's affiliates), (ii) the other party and its affiliates shall have no liability for any breach of such agreement, and (iii) it will indemnify, defend and hold harmless the other party and its affiliates against any claims arising from or relating to such agreement or any alleged breach thereof. In the event that any third party requires that EOG execute any confidentiality or standstill agreement as a condition to Enron's right to furnish to EOG the information required by this Agreement in order to permit EOG to exercise any right of first refusal granted by this Agreement, Enron's obligation in this Agreement to furnish such information and its obligation to afford EOG such right of first refusal will be conditioned upon the execution of such agreement by EOG.

                  15. Outside Advisers. Each of the parties agrees that the other may engage any investment banker or engineering, accounting, legal or other professional adviser to perform services for it, notwithstanding the fact that the other party may also employ such person, and each party waives the right to claim that the other party breached any duty to it in connection with such engagement. Nothing herein shall be deemed to grant any rights to any person performing investment banking or other professional services for Enron or EOG or to preclude any claim by either Enron or EOG against any person that violates any duty owed by such person to Enron or EOG.

                  16. Right of EOG to Engage in Other Activities. The parties acknowledge that nothing in this Agreement is intended to limit or restrict the present or future lines of business of EOG and that this Agreement imposes upon EOG no duty to refrain from competing with Enron in any line of business.

                  17. Notices. Without limiting any other manner in which such an election may be made, any election by EOG under Section 4 not to pursue a business opportunity involving E&P Business Assets may be made by the Chief Executive Officer of EOG or such officer's designee.

                  18. Certain Expenses. Enron agrees to reimburse EOG for any costs and expenses incurred by EOG in respect of consultants (including, without limitation, legal and financial consultants) retained to assist any of the independent directors of Enron Oil & Gas Company in their due diligence and analysis in connection with this Agreement.



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



                  19. Governing Law and Venue. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to principles of conflicts of law. The Parties agree that the courts of the State of Delaware shall be the exclusive venue for any judicial proceeding relating to the validity, interpretation or enforcement of this Agreement.

         EXECUTED as of the date first set forth above.

ENRON OIL & GAS COMPANY



By: /s/ FORREST E. HOGLUND
   --------------------------------------
  Name:  Forrest E. Hoglund
  Title: Chairman of the Board and
              Chief Executive Officer

ENRON CORP.



By:  /s/ J. CLIFFORD BAXTER
   --------------------------------------
  Name:  J. Clifford Baxter
  Title: Senior Vice President,
               Corporate Development



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



                                   EXHIBIT A

                             CERTAIN DEFINED TERMS


         In addition to such other defined terms as may be set forth in the Agreement of which this Exhibit A is a part, as used in such Agreement or in this Exhibit A, the following terms have the following respective meanings:

         "E&P Business" means the oil and gas exploration, exploitation, development and production business and includes without limitation (a) the ownership of oil and gas property interests (including concessions and production sharing agreements, and including agreements referred to in the international oil and gas industry as "service contracts" whereby a company involved in the E&P Business agrees to explore, develop and operate oil and gas properties in return for a fee for each unit of production), (b) the ownership and operation of real and personal property used or useful in connection with exploration for Hydrocarbons, development of Hydrocarbon reserves upon discovery thereof and production of Hydrocarbons from wells located on oil and gas properties and (c) debt of or equity interests in corporations, partnerships or other entities engaged in the exploration for Hydrocarbons, the development of Hydrocarbon reserves and the production and sale of Hydrocarbons from wells located on oil and gas properties in which the entity conducting the E&P Business owns an interest; but such term does not include the oilfield service business.

         "E&P Business Assets" means interests in oil and gas properties (including concessions, production sharing agreements and service contracts, as such terms are used in clause (a) of the definition of E&P Business), real and personal property used or useful in connection with the production and sale of Hydrocarbons from wells located on oil and gas properties and notes and securities issued by corporations, partnerships or other entities engaged in the E&P Business.

         "ECT" means Enron Capital & Trade Resources Corp., together with its subsidiaries and other affiliated entities directly or indirectly controlled by it.

         "EII" means Enron International Inc., together with its subsidiaries and other affiliated entities directly or indirectly controlled by it.

         "Enron" means Enron Corp. together with its subsidiaries and other affiliated entities directly or indirectly controlled by it, other than EOG and entities directly or indirectly controlled by it.

         "EOG" means Enron Oil & Gas Company together with its subsidiaries and other affiliated entities directly or indirectly controlled by it.

         "Finance and Trading Business" means the business of trading in securities, arranging transactions in securities for the accounts of others, providing funds or other assets to third parties in return for securities or other assets, underwriting securities or making investments in securities or other assets.

         "Hydrocarbons" means oil, gas or other liquid or gaseous hydrocarbons.



                                      A-2

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                                   EXHIBIT B

              STOCK RESTRICTION AND REGISTRATION RIGHTS AGREEMENT


         THIS STOCK RESTRICTION AND REGISTRATION RIGHTS AGREEMENT (the "Agreement") dated as of December 9, 1997, is between ENRON CORP., an Oregon corporation (the "Company"), and ENRON OIL & GAS COMPANY, a Delaware corporation (the "Holder").

                              W I T N E S S E T H:

         WHEREAS, the Holder owns a substantial number of options to purchase shares of common stock, without par value (the "Common Stock"), of the Company (the "Options");

         WHEREAS, the Options are, and the Common Stock to be issued upon exercise of such Options will be, "restricted securities" under the Securities Act of 1933 (the "Securities Act"); and

         WHEREAS, under the provisions of the Securities Act and the General Rules and Regulations promulgated by the Securities and Exchange Commission (the "SEC") thereunder, the Holder may be limited in the manner of selling the shares of Common Stock owned by the Holder, absent registration under the Securities Act of the sale of such Common Stock or the availability of another exemption from the registration requirements of the Securities Act; and

         WHEREAS, the Company and the Holder desire to set forth certain registration rights as to such shares;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereby agree as follows:

         1. Agreement Not to Sell or Transfer Restricted Stock For a Period of Time. The Holder agrees that it will not offer, sell, contract to sell or otherwise dispose of any Options or shares of Common Stock except pursuant to a registration statement under the Securities Act or an applicable exemption therefrom.

         2.       Demand Registration.

                  a. Request for Registration. As used in this Agreement, "Restricted Stock" shall mean all shares of Common Stock issued upon exercise of the Options, together with any securities issued or issuable with respect to any such Common Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Restricted Stock, once issued such securities shall cease to be Restricted Stock when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) such securities shall have been sold pursuant to Rule 144 (or any successor provision) under the Securities Act, or (c) such securities shall have been otherwise transferred, new certificates representing such securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of such securities shall not require registration or qualification of such securities under the Securities Act or any similar state law then in force. The Holder and any permitted assignee of the Holder's rights and duties hereunder are referred to herein as the "Holders." Unless the context otherwise requires, any reference herein to a Holder or Holders of Restricted Stock shall be deemed to include reference to a holder of Options, and any reference herein to a number of shares of Restricted Stock, to a majority in number of shares of Restricted Stock or to all or a portion of shares of Restricted Stock of any Holder or Holders shall be deemed to include reference to a number of shares of Restricted Stock issuable upon exercise thereof or to a combination of shares of Restricted Stock issuable and issued upon exercise of Options (provided that the Company shall not be required to file any registration statement covering resales of Options). Subject to the conditions and limitations set forth in Section 5 of this Agreement, the Holder or Holders of Restricted Stock holding in the aggregate at least 500,000 shares of Restricted Stock may make a written request for registration under the Securities Act of all or part of its or their Restricted Stock pursuant to this
Section 2 ("Demand Registration"), provided that the number of shares of Restricted Stock proposed to be sold shall be at least 500,000 shares (subject to appropriate adjustment for any stock dividend, stock split, combination, recapitalization, merger, consolidation, reorganization or other occurrence affecting the number of shares of Restricted Stock). Such request will specify the aggregate number of shares of Restricted Stock proposed to be sold and will also specify the intended method of disposition thereof. Within ten days after receipt of such request, the Company will give written notice of such registration request to all other Holders of Restricted Stock and include in such registration all Restricted Stock with respect to which the Company has received written requests for inclusion therein within fifteen business days after the receipt by the applicable Holder of the Company's notice. Each such request will also specify the aggregate number of shares of Restricted Stock to be registered and the intended method of disposition thereof. No other party, including the Company (but excluding another Holder of Restricted Stock), shall be permitted to offer securities under any such Demand Registration unless the Holder or Holders requesting the Demand Registration shall consent in writing.

                  b. Priority on Demand Registrations. If the Holders of a majority in number of shares of the Restricted Stock to be registered in a Demand Registration so elect, the offering of such Restricted Stock pursuant to such Demand Registration shall be in the form of an underwritten offering. In such event, if the managing underwriter or underwriters of such offering advise the Company and the Holders in writing that in their opinion the aggregate amount of Restricted Stock requested to be included in such offering is so large that it will materially and adversely affect the success of such offering, the Company will include in such registration the aggregate number of shares of Restricted Stock which in the opinion of such managing underwriter or underwriters can be sold without any such material adverse effect, and such number of shares shall be allocated pro rata among the Holders of Restricted Stock on the basis of the number of shares of Restricted Stock requested to be included in such registration by their Holders. To the extent Restricted Stock so requested to be registered are excluded from the offering, then the Holders of such Restricted Stock shall have the right to one additional Demand Registration under this Section with respect to such Restricted Stock, provided that the failure of such Restricted Stock to be registered is through no fault of such Holder.

                  c. Selection of Underwriters and Counsel. If any Demand Registration is in the form of an underwritten offering, the Holders of a majority in number of shares of Restricted Stock to be registered will select and obtain the services of the investment banker or investment bankers and manager or managers that will administer the offering and the counsel to such investment bankers and managers; provided that such investment bankers, managers and counsel must be approved by the Company, which approval shall not be unreasonably withheld.

         3. Piggyback Registration. If the Company proposes to file a registration statement under the Securities Act with respect to an offering for its own account of any class of its equity securities (other than a registration statement on Form S-8 (or any successor form) or any other registration statement relating solely to employee benefit plans or filed in connection with an exchange offer, a transaction to which Rule 145 under the Securities Act applies or an offering of securities solely to the Company's existing stockholders), then the Company shall in each case give written notice of such proposed filing to the Holders of Restricted Stock as soon as practicable (but no later than five business days) before the anticipated filing date, and such notice shall offer such Holders the opportunity to register such number of shares of Restricted Stock as each such Holder may request. Each Holder of Restricted Stock desiring to have such Holder's Restricted Stock included in such registration statement shall so advise the Company in writing within five business days after the date of Company's notice, setting forth the amount of such Holder's Restricted Stock for which registration is requested. If the Company's offering is to be an underwritten offering, the Company shall, subject to the further provisions of this Agreement, use its reasonable efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Holders of the Restricted Stock, requested to be included in the registration for such offering, to include such securities in such offering on the same terms and conditions as any similar securities of the Company included therein. Moreover, if the registration of which the Company gives notice does involve an underwriting, the right of each Holder to registration pursuant to this Section 3 shall, unless the Company otherwise assents, be conditioned upon such Holder's participation as a seller in such underwriting and its execution of an underwriting agreement with the managing underwriter or underwriters selected by the Company. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering deliver a written opinion to the Holders of Restricted Stock that either because of (A) the kind of securities which the Holders, the Company and any other person or entities intend to include in such offering or (B) the size of the offering which the Holders, the Company and other persons intend to make, the success of the offering would be materially and adversely affected by inclusion of the Restricted Stock requested to be included, then (i) in the event that the size of the offering is the basis of such managing underwriter's opinion, the number of shares to be offered for the accounts of Holders of Restricted Stock shall be reduced pro rata or to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters; provided that if securities are being offered for the account of other persons or entities as well as the Company, such reduction shall not represent a greater fraction of the number or kind of securities intended to be offered by Holders of Restricted Stock than the fraction of similar reductions imposed on such other persons or entities over the amount of securities of such kind they intended to offer; and (ii) in the event that the combination of securities to be offered is the basis of such managing underwriter's opinion, (x) the Restricted Stock to be included in such offering shall be reduced as described in clause (i) above (subject to the proviso in clause (i)) or, (y) if the actions described in clause (x) would, in the judgment of the managing underwriter, be insufficient to substantially eliminate the adverse effect that inclusion of the Restricted Stock requested to be included would have on such offering, such Restricted Stock will be excluded from such offering. Any Restricted Stock excluded from an underwriting shall be withdrawn from registration and shall not, without the consent of the Company and the manager of the underwriting, be transferred in a public distribution prior to the earlier of 90 days (or such other shorter period of time as the manager of the underwriting may require) after the effective date of the registration statement or 150 days after the date the Holders of such Restricted Stock are notified of such exclusion.

         4. Registration Procedures. Whenever, pursuant to Section 2 or 3, the Holders of Restricted Stock have requested that any Restricted Stock be registered, the Company will, subject to the provisions of Section 5, use all reasonable efforts to effect the registration and the sale of such Restricted Stock in accordance with the intended method of disposition thereof as promptly as practicable, and in connection with any such request, the Company will:

                  a. in connection with a request pursuant to Section 2, prepare and file with the SEC, not later than 60 days after receipt of a request to file a registration statement with respect to Restricted Stock, a registration statement on any form for which the Company then qualifies and which counsel for the Company shall deem appropriate and which form shall be available for the sale of such Restricted Stock in accordance with the intended method of distribution thereof, and use its reasonable efforts to cause such registration statement to become effective; provided that if the Company shall furnish to the Holders making such a request a certificate signed by either the chief financial officer or the chief accounting officer of the Company stating that in his good faith judgment it would be significantly disadvantageous to the Company for such a registration statement to be filed on or before the date filing would be required, the Company shall have an additional period of not more than 90 days within which to file such registration statement; and provided further, (i) that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to one counsel selected by the Holders of a majority in number of shares of the Restricted Stock covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel, and (ii) that after the filing of the registration statement, the Company will promptly notify each selling Holder of Restricted Stock of any stop order issued or, to the knowledge of the Company, threatened by the SEC and take all reasonable actions to prevent the entry of such stop order or to remove it if entered;

                  b. in connection with a registration pursuant to Section 2, prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 270 days or such shorter period as shall terminate when all Restricted Stock covered by such registration statement have been sold (but not before the expiration of the 90-day period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Selling Holders thereof set forth in such registration statement;

                  c. as soon as reasonably practicable, furnish to each selling Holder, prior to filing a registration statement, copies of such registration statement as proposed to be filed, and thereafter furnish to such selling Holder such number of copies of such registration statement, each amendment and supplement thereto (in each case, if specified by such Holder, including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such selling Holder may reasonably request in order to facilitate the disposition of the Restricted Stock owned by such selling Holder;

                  d. with reasonable promptness, use its reasonable efforts to register or qualify such Restricted Stock under such other securities or blue sky laws of such jurisdictions within the United States as any selling Holder reasonably (in light of such selling Holder's intended plan of distribution) requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such selling Holder to consummate the disposition in such jurisdictions of the Restricted Stock owned by such selling Holder; provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection d., (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

                  e. with reasonable promptness, use reasonable efforts to cause the Restricted Stock covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the selling Holder or Holders thereof to consummate the disposition of such Restricted Stock;

                  f. promptly notify each selling Holder of such Restricted Stock, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of any event known to the Company requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Restricted Stock, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly make available to each selling Holder any such supplement or amendment;

                  g. in connection with a request pursuant to Section 2, enter into an underwriting agreement in customary form, the form and substance of such underwriting agreement being subject to the reasonable satisfaction of the Company;

                  h. with reasonable promptness make available for inspection by any selling Holder, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such selling Holder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"') as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers and employees to supply all information reasonably requested for such purpose by any such Inspector in connection with such registration statement; provided, however, that the selection of any Inspector other than a selling Holder shall be subject to the consent of the Company, which shall not be unreasonably withheld. Each Inspector that actually reviews Records supplied by the Company that include information that the Company determines, in good faith, to be confidential ("Confidential Information") shall be required, prior to any such review, to execute an agreement with the Company providing that such Inspector shall not disclose any Confidential Information unless such disclosure is required by applicable law or legal process. Each selling Holder of Restricted Stock agrees that Confidential Information obtained by it as a result of such inspections shall not be used by it as the basis for any transactions in securities of the Company unless and until such information is made generally available to the public. Each selling Holder of Restricted Stock further agrees that it will, upon learning that disclosure of Confidential Information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Confidential Information. Each selling Holder also agrees that the due diligence investigation made by the Inspectors shall be conducted in a manner which shall not unreasonably disrupt the operations of the Company or the work performed by the Company's officers and employees;

                  i. in the event such sale is pursuant to an underwritten offering, use its reasonable efforts to obtain a comfort letter or letters from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the managing underwriter reasonably requests;

                  j. otherwise use its reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of twelve months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act; and

                  k. with reasonable promptness, use its reasonable efforts to cause all such Restricted stock to be listed on each securities exchange on which the Common Stock of the Company is then listed, provided that the applicable listing requirements are satisfied.

         Each selling Holder of Restricted Stock agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection f. hereof, such selling Holder will forthwith discontinue disposition of Restricted Stock pursuant to the registration statement covering such Restricted Stock until such selling Holder's receipt of the copies of the supplemented or amended prospectus contemplated by subsection f. hereof, and, if so directed by the Company, such selling Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such selling Holder's possession, of the prospectus covering such Restricted Stock current at the time of receipt of such notice. In the event the Company shall give any such notice, the Company shall extend the period during which such registration statement shall be maintained effective pursuant to this Agreement (including the period referred to in subsection b.) by the number of days during the period from and including the date of the giving of such notice pursuant to subsection f. hereof to and including the date when each selling Holder of Restricted Stock covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by subsection f. hereof. Each selling Holder also agrees to notify the Company if any event relating to such selling Holder occurs which would require the preparation of a supplement or amendment to the prospectus so that such prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

         5.       Conditions and Limitations.

                  a. The Company's obligations under Section 2 shall be subject to the following limitations:

                           i.       the Company need not file a registration
statement either (x) during the period starting with the date 60 days prior to the Company's estimated date of filing of, and ending 90 days after the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or exchange offer or with respect to an employee benefit plan or dividend reinvestment plan), provided that if such Company registration statement is not filed within 90 days after the first date on which the Company notifies a Holder of Restricted Stock that it will delay a Demand Registration pursuant to this clause (x), the Company may not further postpone such Demand Registration pursuant to this clause; or (y) during the period specified in the first proviso of subparagraph a. of Section 4;

                           ii.      the Company shall not be required to furnish
any audited financial statements other than those audited statements customarily prepared at the end of its fiscal year, or to furnish any unaudited financial information with respect to any period other than its regularly reported interim quarterly periods unless in the absence of such other unaudited financial information the registration statement would contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                        iii. except as provided in Section 2.b., the Company shall not be required to file more than two Demand Registrations. A registration statement will not count as a Demand Registration until it has become effective; and

                        iv.      the Company shall have received the
information and documents specified in Section 6 and each selling Holder shall have observed or performed its other covenants and conditions contained in such section and Section 8.

               b. The Company's obligation under Section 3 shall be subject to the limitations and conditions specified in such section and in clauses (i), (ii) and (iv) of subsection a. of this Section 5, and to the condition that the Company may at any time terminate its proposal to register its shares and discontinue its efforts to cause a registration statement to become or remain effective.

         6. Information from and Certain Covenants of Holders of Restricted Stock. Notices and requests delivered to the Company by Holders for whom Restricted Stock are to be registered pursuant to this Agreement shall contain such information regarding the Restricted Stock to be so registered, the Holder and the intended method of disposition of such Restricted Stock as shall reasonably be required in connection with the action to be taken. Any Holder whose Restricted Stock is included in a registration statement pursuant to this Agreement shall execute all consents, powers of attorney, registration statements and other documents reasonably required to be signed by it in order to cause such registration statement to become effective. Each selling Holder covenants that, in disposing of such Holder's shares, such Holder will comply with Regulation M of the SEC adopted pursuant to the Securities Exchange Act of 1934 (the "Exchange Act").

         7. Registration Expenses. All Registration Expenses (as defined herein) will be borne by the Company. Underwriting discounts and commissions applicable to the sale of Restricted Stock shall be borne by the Holder of the Restricted Stock to which such discount or commission relates, and each selling Holder shall be responsible for the fees and expenses of any legal counsel, accountants or other agents retained by such selling Holder and all other out-of-pocket expenses incurred by such selling Holder in connection with any registration under this Agreement.

         As used herein, the term Registration Expenses means all expenses incident to the Company's performance of or compliance with this Agreement (whether or not the registration in connection with which such expenses are incurred ultimately becomes effective), including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Restricted Stock), rating agency fees, printing expenses, messenger and delivery expenses incurred by the Company, internal expenses incurred by the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed, and fees and disbursements of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or comfort letters required by or incident to such performance), securities acts liability insurance (if the Company elects to obtain such insurance), the reasonable fees and expenses of any special experts retained by the Company in connection with such registration and the fees and expenses of other persons retained by the Company.

         8.       Indemnification; Contribution.

                  a. Indemnification by the Company. The Company agrees to indemnify and hold harmless each selling Holder of Restricted Stock, its officers, directors and agents and each person, if any, who controls such selling Holder within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Restricted Stock or in any amendment or supplement thereto or in any preliminary prospectus relating to the Restricted Stock, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of, or are based upon, any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Company by such selling Holder or on such selling Holder's behalf expressly for use therein and provided further, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this subsection shall not apply to the extent that any such loss, claim, damage, liability or expense results from the fact that a copy of the final prospectus was not sent or given to the person asserting any such losses, claims, damages, liabilities or expenses at or prior to the written confirmation of the sale of the Restricted Stock concerned to such person. The Company also agrees to include in any underwriting agreement with any underwriters of the Restricted Stock provisions indemnifying and providing for contribution to such underwriters, their officers and directors and each person who controls such underwriters on substantially the same basis as the provisions of this Section 8 indemnifying and providing for contribution to the selling Holders.

                  b. Indemnification by Holders of Restricted Stock. Each selling Holder agrees to indemnify and hold harmless the Company, its officers, directors and agents and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Restricted Stock or in any amendment or supplement thereto or in any preliminary prospectus relating to the Restricted Stock, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided (i) that such losses, claims, damages, liabilities or expenses arise out of, or are based upon, any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Company by such selling Holder or on such selling Holder's behalf expressly for use therein, (ii) that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this subsection shall not apply to the extent that any such loss, claim, damage, liability or expense results from the fact that a copy of the final prospectus was not sent or given to the person asserting any such losses, claims, damages, liabilities or expenses at or prior to the written confirmation of the sale of the Restricted Stock concerned to such person, and (iii) that no selling Holder shall be liable for any indemnification under this Section 8 in an aggregate amount which exceeds the total net proceeds (before deducting expenses) received by such selling Holder from the offering. Each selling Holder also agrees to include in any underwriting agreement with underwriters of the Restricted Stock provisions indemnifying and providing for contribution to such underwriters, their officers and directors and each person who controls such underwriters on substantially the same basis as the provisions of this Section 8 indemnifying and providing for contribution to the Company.

                  c. Conduct of Indemnification Proceedings. If any action or proceeding (including any governmental investigation) shall be brought or asserted against any indemnified party in respect of which indemnity may be sought from an indemnifying party, the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party, and shall assume the payment of all expenses. Such indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses, or (ii) the indemnifying party shall have failed to assume the defense of such action or proceeding and employ counsel reasonably satisfactory to such indemnified party or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both such indemnified party and such indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to such indemnified party which are different from or additional to those available to the indemnifying party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such indemnified party, which firm shall be designated in writing by such indemnified party). The indemnifying party shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there is a final judgment for the plaintiff in any such action or proceeding, the indemnifying party agrees to indemnify and hold harmless such indemnified party from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.

                  d. Contribution. If the indemnification provided for in this Section 8 is unavailable to the Company or the selling Holders in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments, in such proportion as is appropriate to reflect the relative fault of each such party in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative fault of each such party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

               The Company and the selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 8.d. were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigation or defending any such action or claim. Notwithstanding the provisions of this Section 8.d., no selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Restricted Stock of such selling Holder were offered to the public exceeds the amount of any damages which such selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         9. Cashless Exercises. The Company agrees to cooperate with the Holder in order to permit the Holder to effect "cashless exercises" of Options.

         10. Amendments. This Agreement may be amended or modified upon the written consent thereto of the Company and the Holders of not less than 66-2/3% of Restricted Stock.

         11. Assignments. This Agreement shall be binding on and inure to the benefit of the respective successors and assigns of the parties hereto.

         12. Entire Agreement; Governing Law. This Agreement constitutes the entire agreement of the parties relating to the subject matter hereof; all prior or contemporaneous written or oral agreements are merged herein; this Agreement shall be governed by the laws of the State of Texas.

         13. Notices. Any notice, request, instruction, correspondence or other document to be given hereunder by either party to the other (herein collectively called "Notice") shall be in writing and delivered personally or mailed, postage prepaid, or by telegram or telecopier, as follows:

                           If to the Company:

                           Enron Corp.
                           1400 Smith Street
                           P. O. Box 1188
                           Houston, Texas 77251-1188

                           Attention: Vice President and Secretary
                           Telecopier No.: 713-853-3920

                           If to the Holder:

                           Enron Oil & Gas Company
                           1400 Smith Street
                           Houston, Texas  77002

                           Attention: General Counsel
                           Telecopier No.: 713-646-2750

Notice given by personal delivery or mail shall be effective upon actual receipt. Notice given by telegram or telecopier shall be effective upon actual receipt if received during the recipient's normal business hours, or at the beginning of the recipient's next business day after receipt if not received during the recipient's normal business hours. Any party may change any address to which Notice is to be given to it by giving Notice as provided above of such change of address.

         IN WITNESS WHEREOF, the Company and the Holder have caused this Agreement to be signed by their respective officers thereunto duly authorized.

                                      ENRON CORP.


                                      By: /s/ J. CLIFFORD BAXTER
                                         ---------------------------------------
                                       Name:  J. Clifford Baxter
                                       Title: Senior Vice President, Corporate
                                                Development

                                      ENRON OIL & GAS COMPANY


                                      By: /s/ FORREST E. HOGLUND
                                         ---------------------------------------
                                       Name:  Forrest E. Hoglund
                                       Title: Chairman of the Board and
                                                Chief Executive Officer

                                   EXHIBIT C

                      AGREEMENTS RELATING TO QATAR PROJECT


Project Ownership
     o    80% Enron-20% EOG

Project Scope
     o Enron's 35% interest in Project Company to be formed with QGPC which will own and operate all facilities in Qatar relating to five million tons per year LNG facility including gas production and transmission facilities, gas liquefication facilities and export facilities at Ras Laffan
     o any future expansions using the Project Company facilities will also be split on an 80/20 basis -- all other activities will be outside the scope of the Project and will be subject to general principles of the Agreement
     o services to be provided by Enron to Project Company pursuant to Project Services Agreement will be allocated among Enron and EOG based on available expertise with a goal of an 80/20 allocation

Lead
     o   Enron will be overall Lead Party for Project
     o Enron to select operator of onshore facilities including LNG plant, condensate stabilization and LNG shipping (if necessary)
     o EOG will represent Enron's interest in the selection of the operator of the License Area, gathering system and transmission system to the shore

Costs
     o all historic and future costs to be shared 80% Enron and 20% EOG in accordance with Exhibit F provided that:
         o costs allocated to Project shall include Marketing Costs including Israel, Jordan and India, however EOG's share of India Marketing Costs shall be limited to $8 million of India Marketing Costs incurred prior to the time that Enron Fuel Services India Limited is a party to contracts for it to sell at least 5 million tons per year of LNG or regassified LNG from the Project. The term "Marketing Costs" means the following costs and expenditures incurred in connection with the identification and solicitation of prospective purchasers of LNG produced by the Project or natural gas obtained from the regasification of such LNG, and the negotiation and execution of definitive agreements for such purchases:

              1. Salaries, wages and benefit costs (including, without limitation, costs of holidays, vacation, sickness and disability benefits, living and housing allowances, travel time, bonuses and other customary allowances applicable to such employees, as well as costs of group life insurance, group medical insurance, hospitalization, retirement and other benefit plans) of employees directly engaged in such activities, and expenditures or contributions made pursuant to assessments imposed by governmental authorities for payments with respect to such salaries, wages and benefits or on account of such employees;

              2. Reasonable expenses (including, without limitation, travel costs) of those employees referred to in clause 1 above incurred in connection with such activities;

              3. Costs of relocating employees to or from the countries in which such prospective purchasers are located (allocated to the Project on an equitable basis if such employees will be engaged in other activities in addition to those referred to above);

              4. Costs of maintaining any offices in the countries in which such prospective purchasers are located (allocated to the Project on an equitable basis if such offices are also used for other activities in addition to those referred to above);

              5. Charges for exclusively owned equipment of Enron located in the countries in which such prospective purchasers are located, at rates not to exceed the average commercial rates of non-affiliated third parties then prevailing for like equipment for use in such area (allocated to the Project on an equitable basis if such equipment is also used for other activities in addition to those referred to above);

              6. The cost of services provided by third parties, including, without limitation, fees and expenses of legal, accounting, tax, public relations, marketing and other consultants that are reasonably necessary for the activities described above; and

              7. Any other costs and expenditures incurred by Enron that are reasonably necessary for the activities described above.

              If employees are engaged in other activities in addition to the solicitation of purchasers, the cost of such employees shall be allocated to the Project on an equitable basis.

         o historic costs allocated to Project shall include costs incurred with respect to Oman (excluding power generation) but shall exclude costs incurred with respect to Yemen
         o each party's interest shall bear its pro rata share of and be reduced proportionately by all existing commitments, if any, including pursuant to agreements with Mohamed Ajami and his related entities.

Risks
     o all risks incident to the FOB LNG Sales Contract take or pay commitments which are not funded as due by payments from other sources shall be borne 80% Enron and 20% EOG

     o EOG shall participate in 20% of the costs and benefits of any risk mitigation strategies employed by Enron with respect to the risk of the take or pay commitment
     o all risks, obligations and credit support relating to Project Company (including financing of QGPC equity share) and all obligations under the Project documents to be borne 80% Enron and 20% EOG
     o EOG to provide credit support for required Enron guarantees of EOG share of obligations

Co-Ownership Issues
     o   as set forth on Exhibit F with respect to joint 35% interest except:
         o    Enron designates all Enron directors on Project Company board
         o Enron votes all shares of Project Company stock owned by Enron or EOG

Refund of Amounts Paid
     o if within six months following the execution of the Agreement Enron determines not to supply energy from the Project to Enron's Dabhol power project in India, Enron will refund to EOG the lesser of (a) $3,000,000 and (b) amounts attributable to the Project and included in amounts payable by EOG to Enron for purposes of completing the Settlement Payment (as defined in Exhibit F) and any other amounts paid by EOG to Enron in respect of the Qatar Project through the date of such determination.

                                    EXHIBIT D

                    AGREEMENTS RELATING TO MOZAMBIQUE PROJECT


Project Ownership
     o    80% Enron-20% EOG
     o each party's interest shall bear its pro rata share of and be reduced proportionately by all existing commitments including commitments, if any, to William J. Friedman and related companies

Project Scope
     o all operations and activities from the Pande gas reservoir to FOB sales of steel at Maputo, including exploration, drilling, production, gathering, gas transmission, gas sales, steel plant construction and operation and sales of steel production
     o any participation interest in iron ore reduction plant in South Africa using gas from Mozambique gas reservoir
     o any future expansions involving the Project Company facilities will be split 80% Enron-20% EOG
     o all other projects in Mozambique (including new License Areas) or South Africa will not be considered part of the Project and may be pursued independently by Enron and EOG in accordance with the Agreement

Lead
     o    Enron will be the Lead Party in accordance with Exhibit F except:
          o Enron will designate the operator of gas pipeline and Maputo steel plant provided that the terms of such operatorship will be on an arms-length basis
          o EOG will represent Enron's interest in connection with the designation of the operator of License Area and gathering system provided that the terms of such operatorship will be on an arms-length basis

Costs and Risks
    o all historic and future costs and risks relating to the Project to be shared 80% Enron and 20% EOG in accordance with Exhibit F

                                    EXHIBIT E

                    AGREEMENTS RELATING TO UZBEKISTAN PROJECT


Co-Ownership
     o   80% EOG-20% Enron
     o Each party's interest will bear its pro rata share of and be reduced proportionately by the following commitments:
         o    Uzbekneftegaz has a carried interest of 44.9%
         o MD International Petroleum, Inc., has the option to acquire 10% of the working interest available to Enron and EOG, but MDI's interest will never be greater than 5% or less than 4.5% of 100% of all interests. MDI pays its share of Uzbekneftegaz' carried interest.
         o Botas International Ltd. has been offered the right to acquire up to 40% of the working interest available to Enron and EOG in the project for the following consideration: (i) cash payment of $250,000; (ii) the obligation to pay 100% of the incremental project development costs from the date a joint development agreement is signed with Botas until cumulative expenditures paid by Botas equals $3.76 million; and (iii) the obligation to pay 100% of the cost to re-enter and production test two drilled, cased and suspended gas development wells in Kandym Field. Botas pays its share of Uzbekneftegaz' carried interest.

Project Scope
     o   Co-owned activities in Uzbekistan limited to upstream activities:
         o Gas reservoir to export pipeline including exploration, drilling, production, gathering, gas processing, delivery of gas to export pipeline, marketing of liquids and other valuable products
     o Downstream activities including contract services, transmission, marketing, provision of services to national natural gas infrastructure projects, procurements of pipeline capacity and transmission and marketing of natural gas to Gazprom or final market shall be outside the Project Scope and will be subject to the general principles of the Agreement
     o EOG and Enron agree on transfer pricing of gas at suitable location (Uzbek-Kazak border or plant tailgate)

Lead
     o   EOG will be Lead Party for Project

Costs
    o all historic and future costs attributable to Project will be shared 80% EOG and 20% Enron in accordance with Exhibit F

Risks
     o all historic and future costs and risks associated with the Project shall be borne 80% EOG- 20% Enron in accordance with Exhibit F

                                    EXHIBIT F

                 STANDARD COST SHARING AND CO-OWNERSHIP MATTERS

Historic Costs
     o all historic third party costs previously incurred by Enron and EOG in connection with each Project through a date to be agreed upon (the "Settlement Date") will be pooled and reallocated between EOG and Enron based on their agreed ownership of the Project, and the party that has borne less than its share of such costs will make a payment (the "Settlement Payment") to the other party on the date of execution of the Agreement so that each party bears its share of the costs previously incurred
     o for purposes of determining the Settlement Payment, internal costs will be allocated to the Project in accordance with standard Company procedures and will be reviewed by the parties prior to the date of execution of the Agreement and, unless otherwise agreed, will be pooled and redistributed between EOG and Enron based on their agreed ownership of the Project
     o for purposes of determining the Settlement Payment, unless otherwise agreed, such third party and internal costs incurred prior to the date of the Agreement will be settled on a project-by-project basis by a payment from Enron to EOG or from EOG to Enron as the case may be on the Date of execution of the Agreement
     o The settlement on the date of execution of the Agreement of all historic third party and internal costs incurred prior to and including the Settlement Date shall be final and binding and shall not be subject to adjustment or change by either party for any reason (including, without limitation, accounting errors, the failure to include costs properly allocable to the Project and the inclusion of costs not properly allocable to the Project).

Future Costs
     o all future costs, risks and liabilities incurred with respect to the Project from and after the Settlement Date (third party and internal) will be borne and paid in accordance with ownership interest in the Project
     o future costs will be incurred in accordance with approved development budgets
     o internal costs will be allocated to the Project in accordance with prior practice
     o individual performance bonuses attributable to the Project will be included as Project Costs
     o with respect to each Project, the costs incurred by each party will be pooled and balanced by appropriate cash transfers on a quarterly basis

Co-Ownership Matters
     o all decisions as to Project structure, terms and conditions of project documents and project financing, selection of third party vendors and contractors will be made by Lead Party on behalf of both parties
     o in the event Lead Party elects to bring a strategic partner into the Project, both parties' interests will be reduced pro rata
     o in the event either party elects to sell down their interest in Project, it will offer the Other Party the opportunity to participate in such sale on a pro rata basis if possible
     o if Lead Party elects to sell all or a majority of its interest to a Buyer who requires acquisition of all or a majority of the interest, Other Party shall participate in such sale on a pro rata basis

     o directors attributable to EOG's and Enron's interest in any joint entity with third parties formed with respect to Project will be designated by Lead Party

                                    EXHIBIT G

                         NON-EXCLUSIVE LICENSE AGREEMENT

     This Non-Exclusive License Agreement ("Agreement") is entered into as of December 9, 1997, by and between Enron Corp., a corporation organized and existing under the laws of the State of Oregon with its headquarters at 1400 Smith Street, Houston, Texas 77002 ("Licensor"), and Enron Oil & Gas Company, a corporation organized and existing under the laws of the State of Delaware with its headquarters at 1400 Smith, Houston, Texas 77002, on behalf of itself and its subsidiaries, whether existing now or in the future (collectively referred to as "Licensee").

     WHEREAS, Licensor is the owner of the names and/or marks listed on Attachment A, attached hereto and incorporated for all purposes herein ("Names and/or Marks"), any domestic or foreign Registrations or Applications for registrations of the Names and/or Marks, as well as the goodwill and business interest associated with the Names and/or Marks; and

     WHEREAS, Licensee is desirous of using the Names and/or Marks in association with the business, goods and services of Licensee in accordance with the terms and conditions of this Agreement. Licensee is also desirous of obtaining a right and license in certain names and/or marks that may be adopted or acquired in the future by Licensor which become a member of the Enron Corp. family of names and marks.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, Licensor and Licensee agree as follows:

     1. Except as otherwise provided herein, Licensor hereby grants to Licensee, and Licensee accepts, a non-exclusive, non-transferable, royalty-free and worldwide right and license to adopt and use the Names and/or Marks in connection with Licensee's business, goods and services. Licensee represents and warrants that it is not now using, and shall not in the future use, any of Licensor's trade names, trademarks or service marks that are not listed on Exhibit A. Provided, however, in the case of the names and marks ENRON OIL & GAS COMPANY, ENRON OIL & GAS, ENRON GAS & OIL, ENRON OIL or ENRON EXPLORATION Licensee may, without the prior written permission of Licensor, adopt and commence using any such name and mark with various suffixes thereon that denote countries, geographical areas, or limited liability (e.g., ENRON OIL & GAS COMPANY--INDIA or ENRON OIL & GAS COMPANY--FAR EAST.) Each such derivation of any such root name and mark shall be a Name and Mark owned by Licensor and the rights and obligations of the parties with respect to such Name and Mark shall be governed by this Agreement. Upon request, Licensee shall provide Licensor with a listing of all such Names and Marks. If [i] Licensor hereafter adopts (or acquires) and uses any other terms or logos as trade names, trademarks or service marks, and [ii] Licensor allows its entire family of companies to use such trade names, trade marks, or service marks, and [iii] Licensor gives Licensee prior written authorization to use such terms or logos, Licensee's use of such terms or logos shall be pursuant to the terms and conditions of this Agreement; however, until such time as Licensor grants Licensee written authorization to use such additional trade names, trademarks and/or service marks, Licensee shall have no right or license to use such additional trade names, trademarks, and service marks and Licensee agrees that it shall not use such additional trade names, trademarks and service marks without such prior written authorization.

     2. Notwithstanding anything to the contrary provided herein, Licensee agrees that it shall not use the Names and/or Marks, or any terms confusingly similar thereto, in connection with the marketing or distribution of oil, gas or any other goods or services in India; provided that the foregoing will not prohibit Licensee from (a) using the Names and/or Marks in performing services (other than marketing of oil, gas or any other goods or services for third parties) under any joint operating agreements relating to oil or gas properties in or offshore of India or (b) entering into contracts providing for sales for Licensee's own account to the Government of India or entities controlled by it if and to the extent such sales are required or permitted to be made pursuant to the terms of any production sharing agreement or similar agreement.

     3. Licensee shall use the Names and/or Marks only as authorized herein by Licensor and in accordance with such standards of quality as Licensor may establish. Licensor shall at all times remain the owner of the Names and/or Marks and related Applications and Registrations; all use of the Names and/or Marks by Licensee shall inure to the benefit of Licensor; and Licensee shall obtain no right, title or interest in and to the Names and/or Marks or any other word, words, term, design, name or mark that is confusingly similar thereto other than the non-exclusive license granted herein.

     4. The term of this Agreement shall be one year from the date of this Agreement. The non-exclusive license granted herein shall be renewed and extended automatically and repetitively for similar terms unless otherwise terminated in accordance with the provisions set forth herein.

     5. This Agreement and the non-exclusive license granted herein shall terminate as follows:

     (a) This Agreement and the non-exclusive license granted herein may be terminated by either party at any time for Cause, which is defined as a material breach of the obligations of this Agreement, by the giving of a written notice of breach to the defaulting party, and, if such breach is not cured within thirty (30) days, by the giving of a written notice of termination. This Agreement and the non-exclusive license granted herein shall then terminate effective upon the receipt of such written notice of termination.

     (b) This Agreement and the non-exclusive license granted herein may be terminated by Licensor at any time and for any reason if Licensor's stock ownership in Licensee is less than 35% of the issued and outstanding common stock of Licensee having the right to vote for directors of Licensee.

     6. Upon termination of this Agreement and the non-exclusive license granted herein, Licensee shall immediately cease all use of the Names and/or Marks and shall thereafter make no use of any word, words, term, design, name or mark confusingly similar with any of the Names and/or Marks; provided, however, that Licensee shall have the right in any contract or other legal instrument to be identified by its then current name, followed by the words "formerly known as Enron Oil & Gas Company" or any similar phrase.

     7. Licensor agrees that during the term of this Agreement and for a period of eighteen (18) months after the date of termination, Licensor shall not use the term ENRON OIL & GAS COMPANY in connection with any business, goods or services, or license others to do so; thereafter, Licensor may freely use the term ENRON OIL & GAS COMPANY as a name or mark in connection with any and all businesses, goods or services.

     8. Licensor and Licensee acknowledge and agree that the name and mark EOG, when used separate and apart from Licensor's name and mark ENRON OIL & GAS, presents a commercial impression that is different and separate from Licensor's name and mark ENRON OIL & GAS and that the name and mark EOGI, when used separate and apart from Licensor's name and mark ENRON OIL & GAS INTERNATIONAL, presents a commercial impression that is different and separate from Licensor's name and mark ENRON OIL & GAS INTERNATIONAL. Subject to the condition subsequent that the license granted under this Agreement is terminated, Licensor quitclaims unto Licensee (a) all of Licensor's right, title and interest, if any, in and to the name and mark EOG, and the goodwill associated therewith, as used in connection with Licensee's business, goods or services in a fashion that presents a different and separate commercial impression from Licensor's name and mark ENRON OIL & GAS and (b) all of Licensor's right, title and interest, if any, in and to the name and mark EOGI, and the goodwill associated therewith, as used in connection with Licensee's business, goods or services in a fashion that presents a different and separate commercial impression from Licensor's name and mark ENRON OIL & GAS INTERNATIONAL. However, Licensee agrees that after termination of this Agreement, Licensee shall not use the names and marks EOG and EOGI in any fashion that is likely to lead the public to believe that such name and mark refers to ENRON OIL & GAS or ENRON OIL & GAS INTERNATIONAL or that Licensee's business, goods or services are associated or affiliated with or sponsored by Licensor (e.g., Licensee shall adopt and commence using some new name, such as EMPIRE OIL & GAS, or EOG, INC., that is not likely to cause confusion in the marketplace with Licensor's business, goods and services).

     9. The relationship of Licensor and Licensee pursuant to this Agreement shall be that of independent contractors. Licensor shall not by virtue of this Agreement control or have the right to control the methods and means by which Licensee offers its goods or services in association with the Names and/or Marks.

     10. The non-exclusive license granted by Licensor to Licensee is personal to Licensee and may not be assigned, sub-licensed or transferred by Licensee in any manner. To the extent that Licensee has subsidiary corporations that utilize Licensor's Names and/or Marks, each such subsidiary corporation shall also sign this Agreement.

     11. This Agreement constitutes the entire agreement and understanding between the parties with respect to the subject matter hereof and merges all prior discussions, representations and negotiations with respect to the subject matter hereof.

     12. This Agreement shall be interpreted, construed and enforced pursuant to the laws of the State of Texas.

     IN WITNESS WHEREOF, Licensor and Licensee, appearing through their duly authorized representatives, have executed this instrument to be effective as of the date first set forth above.

                           ENRON CORP.

                           By:  /s/ J. CLIFFORD BAXTER
                               ------------------------
                           Name: J. Clifford Baxter
                           Title: Senior Vice President, Corporate Development

                           ENRON OIL & GAS COMPANY


                           By:  /s/ FORREST E. HOGLUND
                               ------------------------
                           Name:  Forrest E. Hoglund
                           Title:  Chairman of the Board and
                                     Chief Executive Officer

                                    EXHIBIT A
                                       TO
                         NON-EXCLUSIVE LICENSE AGREEMENT
                                     BETWEEN
                     ENRON CORP. AND ENRON OIL & GAS COMPANY

                       Enron Corp.'s Names and Marks
              that Enron Oil & Gas Company is authorized to use:


1.            Enron, ENRON AND FANCIFUL O DESIGN logo, and ENRON AND FANCIFUL
              E DESIGN logo
2. Enron Corp. and ENRON CORP, ENRON AND FANCIFUL O DESIGN logo, and ENRON AND FANCIFUL E DESIGN logo
3. Enron Oil & Gas Company, along with various suffixes that designate countries, geographical areas or limited liability
4.            SOCKET AND FLAME logo
5.            NATURAL GAS. ELECTRICITY. ENDLESS POSSIBILITIES. slogan
6.            ENDLESS POSSIBILITIES slogan
7. Enron Oil & Gas, along with various suffixes that designate countries, geographical areas or limited liability
8. Enron Gas & Oil, along with various suffixes that designate countries, geographical areas or limited liability
9. Enron Oil, along with various suffixes that designate countries, geographical areas or limited liability
10. Enron Exploration, along with various suffixes that designate countries, geographical areas or limited liability
11.           Enron Oil & Gas Capital Management I, Ltd.
12.           Enron Oil & Gas Property Management, Inc.
13.           Enron Oil & Gas Investments, Inc.
14.           Enron Oil & Gas Acquisitions L.P.
15.           Enron Oil & Gas Marketing, Inc.

                                    EXHIBIT H

             TERMS AND PROVISIONS OF AGREEMENTS BETWEEN HPL AND EOG

               HOUSTON PIPE LINE COMPANY/ENRON OIL & GAS COMPANY
       TERM SHEET DATED AS OF AUGUST 1, 1997, SUBJECT TO CONSUMMATION OF
            EQUITY PARTICIPATION AND BUSINESS OPPORTUNITY AGREEMENT


This term sheet sets out the agreements among Enron Oil & Gas Company ("EOG") and Houston Pipe Line Company ("HPL"), a wholly owned subsidiary of Enron Corp., HPL Resources Company ("HPLR"), a wholly owned subsidiary of HPL, and Intratex Gas Company ("IGC"), a wholly owned subsidiary of HPL, which are being entered into upon the condition of the consummation of that certain Equity Participation and Business Opportunity Agreement among EOG and Enron Corp. and various of its subsidiary companies. HPL, HPLR, IGC and EOG agree to diligently work toward completion of documentation on or before October 17, 1997 acceptable to all parties reflecting the agreements herein set forth.

VARIOUS IGC/EOG DEDICATED GAS CONTRACTS

1. EOG and IGC agree to terminate the following dedicated gas contracts between EOG and IGC, identified below by reference to IGC internal contract number:

         IGC # 18-40228-171       Omnibus
         IGC # 18-40228-102       Ward County
         IGC # 18-40228-104       Loving County
         IGC # 18-40228-107       Ward County
         IGC # 18-40228-133       Reeves County
         IGC # 18-40228-134       Reeves County
         IGC # 18-40228-135       Ward County
         IGC # 18-40228-152       Loving County
         IGC # 18-40228-160       Schleicher County
         IGC # 18-40228-162       Sutton County
         IGC # 18-16006-101       Ward County
         IGC # 18-28850-101       Sutton County
         IGC # 18-28850-102       Sutton County
         IGC # 18-32500-110       Ward County

OMNIBUS DEDICATED CONTRACT

2. HPL, HPLR and EOG agree to terminate that certain Gas Purchase Contract dated effective October 1, 1987, between EOG and HPL (HPL contract # 12-40228-167), and its related evergreen excess gas purchase contract dated January 8, 1988, between EOG and HPLR (HPLR contract # 078-40228-119) (collectively, the "Omnibus Contract"); provided, the termination of the Omnibus Contract relieving the parties of their rights and obligations thereunder is subject to the fulfillment of the following conditions:

         a. The termination of the Omnibus Contract shall be partial in that the Omnibus

         Contract shall survive to cover the interests of Black Hawk Oil Company purchased from EOG as of March 1, 1994 and to which the Omnibus Contract continues to have effect among Black Hawk Oil Company, HPL and HPLR.

         b. EOG will dedicate for purchase by HPL or its designee all current and future interests it may own or control in all fields now committed under the Omnibus Contract for purchase by HPL (and expressly including the "Zapata Released Gas Properties" described in that certain Gas Purchase Contract Amendment dated December 1, 1995), currently connected to HPL's pipeline system or wherein production attributable to such fields is currently sold to HPL or HPLR under the Omnibus Contract (the "Omnibus Fields"). The Omnibus Fields are listed below and more particularly described in Appendix "1" incorporated herein for all purposes; provided, it is expressly agreed that there shall be excepted from the Omnibus Fields the well bores, and production therefrom, identified in Appendix "1-A" (the "Omnibus Well Bore Exceptions"). It is expressly agreed that the Omnibus Fields shall include certain fields and wells subject to that certain Gas Purchase Contract Amendment dated December 1, 1995 identified therein as the "Zapata Excess Released Gas Properties;" provided, the "Zapata Excess Released Gas Properties" shall continue to be released subject to the provision of transportation by HPL of said gas under the terms of the Gas Transportation Agreement dated April 1,1997, between HPL and Enron Oil & Gas Marketing, Inc. for the term thereof, or any similar subsequent agreement. EOG and HPL or its designee will enter into gas purchase agreements committing the Omnibus Fields, excepting the Omnibus Well Bore Exceptions, for a primary term through December 31, 2003 at the contract prices set forth below referring to the common field name set forth in Appendix "1."

Hundido, Zapata County

         Per MMBtu, 100 percent of the Houston Ship Channel/Beaumont, Texas Index for large packages of gas as published in the first publication of the month in Inside F.E.R.C.' s Gas Market Report LESS $0.12

J.C. Martin, Zapata County

         Per MMBtu, 95 percent of the Houston Ship Channel/Beaumont, Texas Index for large packages of gas as published in the first publication of the month in Inside F.E.R.C.'s Gas Market Report

La Perla, Zapata and Webb Counties

         Per MMBtu, 95 percent of the Houston Ship Channel/Beaumont, Texas Index for large packages of gas as published in the first publication of the month in Inside F.E.R.C.'s Gas Market Report

Las Ovejas, Zapata County

         Per MMBtu, 100 percent of the Houston Ship Channel/Beaumont, Texas Index for large packages of gas as published in the first publication of the month in Inside F.E.R.C.'s Gas Market Report LESS $0.12

San Ygnacio, Zapata County

         Per MMBtu, 100 percent of the Houston Ship Channel/Beaumont, Texas Index for large packages of gas as published in the first publication of the month in Inside F.E.R.C.'s Gas Market Report LESS $0.09 and LESS the sum of any fees and charges incurred by buyer to have the gas transported from the applicable points of delivery to the pipeline system of HPL

Volpe, Zapata County

         Per MMBtu, 100 percent of the Houston Ship Channel/Beaumont, Texas Index for large packages of gas as published in the first publication of the month in Inside F.E.R.C.'s Gas Market Report LESS $0.09 at the Thompsonville point of delivery

Sprint South, Kleberg County

         Per MMBtu, 100 percent of the Houston Ship Channel/Beaumont, Texas Index for large packages of gas as published in the first publication of the month in Inside F.E.R.C.'s Gas Market Report LESS $0.15

BIG COWBOY DEDICATED CONTRACT

3. HPL, HPLR and EOG agree to continue throughout its term that certain Gas Purchase Contract dated effective October 10, 1978, as previously amended, between EOG and HPL (HPL contract # 12-40228-162), and its related evergreen excess gas purchase contract dated March 1, 1988, as previously amended, between EOG and HPLR (HPLR contract # 078-40228-120) (collectively, the "Big Cowboy Contract") in accordance with the following:

         a. All current and future interests owned or controlled by EOG within the "Area of Mutual Interest" set forth in that certain Big Cowboy System Construction, Ownership, Operating and Maintenance Agreement dated August 20, 1992 between HPL and Gulf Energy Pipeline Co. (HPL contract # 012-35422-40-003) (the "AMI Fields") will remain dedicated pursuant to the terms of the Big Cowboy Contract, except as set forth in item d below.

         b. All current and future interests owned or controlled by EOG now dedicated under the Big Cowboy Contract for purchase by HPL (and expressly including the "Webb Released Gas Properties" described in that certain Gas Purchase Contract Amendment dated December 1, 1995), currently connected to HPL's pipeline system or wherein production attributable to such fields is currently sold to HPL or HPLR under the Big Cowboy Contract, other than the AMI Fields, and excepting therefrom the wells and associated leases identified as the "Juanita

         Field Wells" listed in Appendix "2-B" (the "Other Big Cowboy Fields"), will remain dedicated pursuant to the terms of the Big Cowboy Contract. The AMI Fields and the Other Big Cowboy Fields are more particularly described in Appendix "2" incorporated herein for all purposes; provided, it is expressly agreed that there shall be excepted from the AMI Fields and the Other Big Cowboy Fields the well bores, and production therefrom, identified in Appendix "2-A" (the "Big Cowboy Well Bore Exceptions"). It is expressly agreed that the AMI Fields and the Other Big Cowboy Fields include certain fields and wells subject to that certain Gas Purchase Contract Amendment dated December 1, 1995 identified therein as the "Webb Excess Released Gas Properties;" provided, the "Webb Excess Released Gas Properties" shall continue to be released subject to the provision of transportation by HPL of said gas under the terms of the Gas Transportation Agreement dated April 1,1997, between HPL and Enron Oil & Gas Marketing, Inc. for the term thereof, or a similar subsequent agreement, if any.

         c. The contract price for the AMI Fields and the Other Big Cowboy Fields, excepting the Big Cowboy Well Bore Exceptions, shall remain as currently stated in the Big Cowboy Contract for the remaining term thereof.

         d. HPL and HPLR will permanently release from the Big Cowboy Contract those certain properties recently acquired by EOG and as more particularly described on Appendix "2-C" (the "Amoco Fields") coincident with EOG's execution of those certain agreements between EOG and Webb-Duval Gatherers and Exxon Gas Company USA regarding all production from the South Callaghan, Casa Verde, Umbrella and Cinco Compadres fields which comprise a portion of the Amoco Fields through a term to December 31, 2003.

         e. HPL and HPLR will permanently release all acreage from the Big Cowboy Contract except (i) the AMI Fields, (ii) the Other Big Cowboy Fields, (iii) the Amoco Fields (to be released in accordance with item d above), (iv) the interests of Black Hawk Oil Company purchased from EOG as of March 1, 1994 and to which the Big Cowboy Contract continues to have effect among Black Hawk Oil Company, HPL and HPLR, and (v) the interests of Sonat Exploration Company purchased from EOG as of August 1, 1994 and to which the Big Cowboy Contract continues to have effect among Sonat Exploration Company, HPL and HPLR.

BAMMEL DEDICATED CONTRACT

4. HPL, HPLR and EOG agree to terminate that certain Gas Purchase Contract dated effective August 1, 1966, between EOG and HPL (HPL contract # 12-40228-168), and its related evergreen excess gas purchase contract dated March 1, 1988, between EOG and HPLR (HPLR contract # 078-40228-124) (collectively, the "Bammel Contract"); provided, the termination of the Bammel Contract relieving the parties of their rights and obligations thereunder is subject to the fulfillment of the following conditions:

         a. EOG will dedicate for purchase by HPL or its designee all current and future interests it may own or control in the Bammel/North Milton fields committed under the Bammel Contract for purchase by HPL or HPLR (the "Bammel Fields"). The Bammel Fields are more particularly described in Appendix "3" incorporated herein for all purposes. EOG and HPL or its designee will enter into a gas purchase agreement committing the Bammel Fields for a term coincident with the term of all real property interests attributable to gas production within the fields owned or controlled by EOG, and any and all renewals, extensions or replacements of same.

         b. The contract price for the Bammel Fields, per MMBtu, is 94 percent of the Houston Ship Channel/Beaumont, Texas Index for large packages of gas as published in the first publication of the month in Inside F.E.R.C.'s Gas Market Report.

         EOG and HPL or its designee will enter into supporting agreements to reflect the following matters:

         c. At no charge to EOG, HPL will maintain the current conditions at the Bammel Fields' central delivery point into HPL's compression facilities (the 8 inch flange) wherein (i) the pipeline operating pressures shall be maintained at or below 450 psig, except in the event of emergency circumstances or other short term conditions wherein the operating pressures may exceed 450 psig up to 490 psig, and (ii) EOG is able to continue delivering gas that has not been dehydrated to meet pipeline specifications.

         d. At no charge to EOG, HPL will provide gathering lines and metering for future wells completed in the Bammel Fields based upon a well-connect criteria of two BCF of recoverable reserves for each mile of pipeline. This criteria will be reviewed and reestablished by the parties every two years.

         e. At no charge to HPL, EOG will continue to operate and pump in accordance with prudent operating standards the Erhardt and the Hamill Nos. 1, 2 and 3 Wells and associated leases for the term of the contract covering the Bammel Fields provided for above. EOG will discharge any and all existing claims of EOG against HPL and HPLR for past performance of these activities.

         f. At no charge to HPL, EOG will perform all the necessary accounting, including, without limitation, royalty check payments, division order updates and similar activities, associated with HPL's production on behalf of HPL. EOG will discharge any and all existing claims of EOG against HPL and HPLR for past performance of these activities.

         g. EOG commits to remediate, at its sole cost and in a timely manner, the drilling mud and cuttings disposal sites according to processes and procedures generally accepted within the industry and by applicable regulatory bodies and will continue its operations in a manner acceptable to HPL and in accordance with applicable law and regulations.

         h. HPL will discharge any and all existing claims of HPL against EOG relating to work performed by HPL or its designee in the Bammel Fields through July 31, 1997. For the period commencing after July 31, 1997, HPL will invoice EOG for (i) work performed at the written request of EOG or (ii) work performed that is directly related to, and reasonably necessary for, the handling of EOG's production from the Bammel Fields, taking into consideration the location of the Bammel Fields in relation to the Bammel storage facility owned by HPL (either category (i) or (ii), a "Condition"). EOG agrees to make payment to HPL for the performance of work if such work meets a Condition, to the extent the costs charged therefor are reasonably comparable to industry standard charges for such work, except with regard to prospective charges as provided in paragraph 4.d above. HPL agrees to provide EOG, or cause its designee to provide EOG, reasonable advance notice of the commencement of the performance of any work directly related to, and reasonably necessary for, the handling of EOG's production, except where emergency circumstances exist.

WOODBINE PROSPECT, POLK AND TYLER COUNTIES (TEXAS)

5. EOG agrees to dedicate interests owned or controlled by EOG in the Woodbine Prospect acreage to HPLR for purchase under the same contractual arrangements as exist between HPLR and Black Stone Energy Company by ratification of that certain Gas Purchase Agreement dated July 1, 1997 between HPLR and Black Stone Energy Company.

FURTHER ASSURANCES

6. With regard to all other areas within the States of Texas or Louisiana where EOG currently or in the future conducts exploration and production operations, EOG ensures HPL that HPL will be accorded the same rights and opportunities to compete for EOG's business as other third party gatherers, transporters and supply purchasers.

The parties do hereby execute this term sheet in multiple counterparts effective as of August 1, 1997.

ENRON OIL & GAS COMPANY


By:  /s/ MARK G. PAPA
   ----------------------------
Name:  Mark G. Papa
     --------------------------
Title: President
      -------------------------
Date:  August 18, 1997
     --------------------------

HOUSTON PIPE LINE COMPANY


By:  /s/ MICHAEL S. MCCONNELL
   ----------------------------
Name:  Michael S. McConnell
     --------------------------
Title: President
      -------------------------
Date:  August 18,1997
     --------------------------

INTRATEX GAS COMPANY


By:  /s/ MICHAEL S. MCCONNELL
   ----------------------------
Name:  Michael S. McConnell
     --------------------------
Title: President
      -------------------------
Date:  August 18, 1997
     --------------------------

HPL RESOURCES COMPANY


By:  /s/ MICHAEL S. MCCONNELL
   ----------------------------
Name:  Michael S. McConnell
     --------------------------
Title: President
      -------------------------
Date:  August 18, 1997
     --------------------------

                                  APPENDIX "1"

                                 Omnibus Fields

The Omnibus Fields include the acreage and all depths covered by leases, fee interests and all other real property interests of whatever nature attributable to gas production from the wells identified herein. The identification of the particular wells herein is for reference only and does not limit the forgoing.

                                  APPENDIX "1"

                                 OMNIBUS FIELDS

                        EOG PROPERTIES CONNECTED TO HPL
                    EOG CONTRACT NUMBERS: HPL99001, NGM99001
                       HPL CONTRACT NUMBER: 12-40228-167
                      HPLR CONTRACT NUMBER: 078-40228-119

COMMON FIELD NAME      METER       FIELD        COUNTY           WELL NAME              WELL NUMBER         RCI          API
-----------------    ---------   ---------    ---------- ---------------------------  ---------------     -------     ----------
SAN YGNACIO FIELD       297     SAN YGNACIO     ZAPATA        GARZA, AMERICA ET AL           1            125326      4250532351

 LA PERLA FIELD        5155      LA PERLA        WEBB          HEIN, LUZ A. ESTATE          10            144313      4247935653
                       5155      LA PERLA       ZAPATA       BRUNI MINERAL TRUST A-A         1            069973      4250530529
                       5155      LA PERLA       ZAPATA       BRUNI MINERAL TRUST A-A        12            142469      4250532913
                       5155      LA PERLA       ZAPATA       BRUNI MINERAL TRUST A-A        13            144382      4250532950
                       5155      LA PERLA       ZAPATA       BRUNI MINERAL TRUST A-B         3            077960      4250530975
                       5155      LA PERLA       ZAPATA       BRUNI MINERAL TRUST A-B         7            134065      4250532638
                       5155      LA PERLA       ZAPATA       BRUNI MINERAL TRUST A-B        14            144341      4250532975
                       5155      LA PERLA       ZAPATA       BRUNI MINERAL TRUST AA         17            147687      4250533121
                       5155      LA PERLA       ZAPATA       BRUNI MINERAL TRUST AB          9            139464      4250532772
                       5155      LA PERLA       ZAPATA       BRUNI MINERAL TRUST AB         10            141749      4250532860
                       5155      LA PERLA       ZAPATA       BRUNI MINERAL TRUST AB         16            146526      4250533067
                       5155      LA PERLA       ZAPATA              HEIN, A.O.               1            131965      4250530090
                       5155      LA PERLA       ZAPATA              HEIN, A.O.               4            153183      4250533275
                       5155      LA PERLA       ZAPATA             HEIN, LUZ A.              4            139223      4250532779
                       5155      LA PERLA        WEBB          HEIN, LUZ A. ESTATE           5            141296      4247935386
                       5155      LA PERLA        WEBB          HEIN, LUZ A. ESTATE           6            141842      4247935445
                       5155      LA PERLA        WEBB          HEIN, LUZ A. ESTATE           7            142849      4247935544
                       5155      LA PERLA        WEBB          HEIN, LUZ A. ESTATE           8            142846      4247935563
                       5155      LA PERLA       ZAPATA            HEIN-BRUNI GU              1            143775      4250532937
                       5155      LA PERLA       ZAPATA            SULLIVAN HEIN              4            083852      4250531084

  J.C. MARTIN          5263      BENAVIDES      ZAPATA      ADRIAN EUDOXIO MARTINEZ GU       1            161735          NYA
                       5263      BENAVIDES      ZAPATA      LAURO-ACELA MARTINEZ B GU        2            156455      4250533321
                       5263      BENAVIDES      ZAPATA         MARSHALL, STANLEY G.          3            126242      4250532391
                       5263      J C MARTIN     ZAPATA        MARTINEZ, A. GAS UNIT          2            075822      4250530940
                       5263      J C MARTIN     ZAPATA           MARTINEZ, ACELA             1            077343      4250530981
                       5263      J C MARTIN     ZAPATA           MARTINEZ, ACELA             2            096183      4250531299
                       5263      BENAVIDES      ZAPATA           MARTINEZ, ACELA             3            123140      4250532239
                       5263      BENAVIDES      ZAPATA           MARTINEZ, ACELA             5            156060      4250533315
                       5263      BENAVIDES      ZAPATA           MARTINEZ, ADRIAN            7            154447      4250533296
                       5263      J C MARTIN     ZAPATA       MARTINEZ, ADRIAN GAS UNIT       1            074921      4250530906
                       5263      J C MARTIN     ZAPATA       MARTINEZ, ADRIAN GAS UNIT       4            153625      4250533280
                       5263      J C MARTIN     ZAPATA       MARTINEZ, ADRIAN GAS UNIT       6            154233      4250533284
                       5263      J C MARTIN     ZAPATA           MARTINEZ, EUDOXIO           1            075657      4250530869
                       5263      BENAVIDES      ZAPATA           MARTINEZ, EUDOXIO           3            122571      4250532230
                       5263      BENAVIDES      ZAPATA           MARTINEZ, EUDOXIO           8            126685      4250523240
                       5263      BENAVIDES      ZAPATA           MARTINEZ, EUDOXIO          10            157149      4250533353
                       5263      BENAVIDES      ZAPATA       MARTINEZ, EUDOXIO GAS UNIT      2            073452      4250530873
                       5263      BENAVIDES      ZAPATA       MARTINEZ, EUDOXIO GAS UNIT      6            124581      4250532308
                       5263      BENAVIDES      ZAPATA       MARTINEZ, EUDOXIO GAS UNIT      7            125756      4250532376
                       5263      BENAVIDES      ZAPATA            MARTINEZ, LAURO            1            072247      4250530598
                       5263      BENAVIDES      ZAPATA            MARTINEZ, LAURO            3            121431      4250532187
                       5263      BENAVIDES      ZAPATA    MARTINEZ, LAURO-ACELA GAS UNIT     1            131195      4250532541
                       5263      BENAVIDES      ZAPATA       MARTINEZ, LAURO-EUDOXIO GU      1            157155      4250533357
                       5263      BENAVIDES      ZAPATA         SAN FERNANDO MINERALS         1              NYA           NYA
                       5263      BENAVIDES      ZAPATA         SAN FERNANDO MINERALS         2            125447      4250532362
                       5263      BENAVIDES      ZAPATA         SAN FERNANDO MINERALS         3            128986      4250532454
                       5263      BENAVIDES      ZAPATA       SANCHEZ, CARMEN D. MEIRS        1            125197      4250532337
                       5263      BENAVIDES      ZAPATA       SANCHEZ, CARMEN D. MEIRS        2            128406      4250532470
                       5263      BIG MAC        ZAPATA     SANCHEZ-SAN FERNANDO MIN. GU      1            144473      4250532973
                       6103      J C MARTIN     ZAPATA         MARSHALL, STANLEY G.          2            113321      4250531833

COMMON FIELD NAME      METER         FIELD          COUNTY            WELL NAME             WELL NUMBER         RCI         API
-----------------    ---------   -------------    ---------- ---------------------------  ---------------     -------    ----------
                       6103        BENAVIDES       ZAPATA        MARSHALL, STANLEY G.           3            126242      4250532391

   LAS OVEJAS          5353        LAS OVEJAS      ZAPATA          LAUREL, OSCAR M.             1            079647      4250530967
                       5353        LAS OVEJAS      ZAPATA          LAUREL, OSCAR M.             4            125956      4250532379
                       5353      JENNINGS WEST     ZAPATA           LAUREL, SERGIO              3            147314      4250531820
                       5353         J J & J        ZAPATA           LAUREL, SERGIO              6            144480      4250532893
                       5353        LAS OVEJAS      ZAPATA            LAUREL-STATE               1            079646      4250531003
                       5353        LAS OVEJAS      ZAPATA       URIBE, AURELIANO HEIRS          3            158767      4250533409
                       5357         HUNDIDO        ZAPATA            MARSHALL, S.G.             3            107214      4250531657
                       5357         MCASKILL       ZAPATA         MARSHALL, S.G. ET AL          4            117290      4250532033
                       6067      LAS OVEJAS WEST   ZAPATA            MARSHALL, S.G.             7            117239      4250531934
                       6067        POK-A-DOT       ZAPATA            MARSHALL, S.G.             8            122768      4250532245
                       6067        POK-A-DOT       ZAPATA            MARSHALL, S.G.             9            123171      4250532270
                       6067        POK-A-DOT       ZAPATA            MARSHALL, S.G.            10            124135      4250532303
                       6067        POK-A-DOT       ZAPATA            MARSHALL, S.G.            11            124659      4250532325
                       6067        POK-A-DOT       ZAPATA            MARSHALL, S.G.            12            124742      4250532326
                       6067        POK-A-DOT       ZAPATA            MARSHALL, S.G.            13            125128      4250532341
                       6067        POK-A-DOT       ZAPATA            MARSHALL, S.G.            15            125358      4250532468
                       6067        POK-A-DOT       ZAPATA            MARSHALL, S.G.            18            133350      4250532598
                       6067        POK-A-DOT       ZAPATA            MARSHALL, S.G.            19            135145      4250532659
                       6067      LAS OVEJAS WEST   ZAPATA            MARSHALL, S.G.            20            144509      4250532899
                       6067        POK-A-DOT       ZAPATA            MARSHALL, S.G.            23            143874      4250532956
                       6067        POK-A-DOT       ZAPATA        MARSHALL, STANLEY G.           6            111434      4250531781
                       6067         J J & J        ZAPATA             MARTINEZ, L.              2            114070      4250531899
                       6067         J J & J        ZAPATA             MARTINEZ, L.              3            116773      4250531953
                       6067        LAS OVEJAS      ZAPATA             MARTINEZ, M.              1            119603      4250531662
                       6067        POK-A-DOT       ZAPATA             MARTINEZ, M.              2            136399      4250531920
                       6067        POK-A-DOT       ZAPATA             MARTINEZ, M.              4            122996      4250532259
                       6067        POK-A-DOT       ZAPATA             MARTINEZ, M.              5            124660      4250532302
                       6067        POK-A-DOT       ZAPATA             MARTINEZ, M.              6            129202      4250532491
                       6067        POK-A-DOT       ZAPATA             MARTINEZ, M.              7            132276      4250532592
                       6067        POK-A-DOT       ZAPATA             MARTINEZ, M.              8            133492      4250532611
                       6067        POK-A-DOT       ZAPATA             MARTINEZ, M.              9            135304      4250532660
                       6067        POK-A-DOT       ZAPATA             MARTINEZ, M.             10            136476      4250532719
                       6067        POK-A-DOT       ZAPATA             MARTINEZ, M.             11            137793      4250532754
                       6067         J J & J        ZAPATA            MARTINEZ, M.B.             1            142684      4250532891
                       6067         J J & J        ZAPATA            MARTINEZ, OMAR             1            113497      4250531831
                       6067         J J & J        ZAPATA           RAMIREZ, R.A. GU            1            142491      4250532904
                       6067         J J & J        ZAPATA              URIBE, I.C.              1            143000      4250532885
                       6067         J J & J        ZAPATA              URIBE, I.C.              2            142541      4250532914
                       6067         J J & J        ZAPATA            URIBE, I.C. GU             4            159594      4250533447
                       6067        POK-A-DOT       ZAPATA            URIBE, SERAFIN             1            135497      4250532689
                       6067        POK-A-DOT       ZAPATA            URIBE, SERAFIN             2            136860      4250532733
                       6067        POK-A-DOT       ZAPATA            URIBE, SERAFIN             3            138235      4250532771

   HUNDIDO             6487       HUNDIDO NE       ZAPATA             RANGEL, B.M.              2            131102      4250532501
                       6487       MCMURREY SW      ZAPATA               TOMASA                  1              NYA           NYA
                       6748        HUNDIDO         ZAPATA          BENAVIDES, BELIA B           8            144453      4250532954
                       6748        HUNDIDO         ZAPATA        BENAVIDES, BELIA R. B          1            143730      4250531333
                       6748        HUNDIDO         ZAPATA        BENAVIDES, BELIA R. B          4            148985      4250531552
                       6748        HUNDIDO         ZAPATA        BENAVIDES, BELIA R. B          5            143731      4250531607
                       6748        HUNDIDO         ZAPATA        BENAVIDES, BELIA R. B          6            106618      4250531668
                       6748        HUNDIDO         ZAPATA        BENAVIDES, BELIA R. B          9            158107      4250533134
                       6748        HUNDIDO         ZAPATA        BENAVIDES, BELIA R. B         10            148274      4250533146
                       6748        HUNDIDO         ZAPATA        BENAVIDES, BELIA R. B         12            150705      4250533207
                       6748        HUNDIDO         ZAPATA        BENAVIDES, BELIA R. B         16            159486      4250533385
                       6748        HUNDIDO         ZAPATA        BENAVIDES, BELIA R. B        11L            150718      4250533181
                       6748        HUNDIDO         ZAPATA        BENAVIDES, BELIA R. B        13L            156907      4250533230
                       6748        HUNDIDO         ZAPATA        BENAVIDES, BELIA R. B        14L            154548      4250533299
                       6748        HUNDIDO         ZAPATA        BENAVIDES, BELIA R. B        15L            155904      4250533351
                       6748        HUNDIDO         ZAPATA        BENAVIDES, BELIA R. B        15U              NYA            NYA
                       6748        HUNDIDO         ZAPATA        BENAVIDES, BELIA R. C          1            149544      4250533172
                       6748        HUNDIDO         ZAPATA        BENAVIDES, BELIA R. C          3            157441      4250533372
                       6748     LOS MOGOTES N      ZAPATA        BENAVIDES, BELIA R. C         1A            074836      4250530601
                       6748        HUNDIDO         ZAPATA        BENAVIDES, BELIA R. C         4A            082509      4250531067
                       6760        HUNDIDO         ZAPATA           MARTINEZ TRUST              1              NYA       4250532992

COMMON FIELD NAME      METER         FIELD          COUNTY            WELL NAME             WELL NUMBER        RCI          API
-----------------    ---------   -------------    ---------- ---------------------------  ---------------    --------    ----------
                       6776         HUNDIDO         ZAPATA          MARTINEZ, S.               1             075828      4250530888
                       6776         HUNDIDO         ZAPATA          MARTINEZ, S.               2             110746      4250530960
                       6776         HUNDIDO         ZAPATA          MARTINEZ, S.               3             142847      4250530998

  SPRINT SOUTH         6882      SOUTH SPRINT      KLEBERG    SOUTH SPRINT STATE GU #1         1             046021      4227300064
                       6882      SOUTH SPRINT      KLEBERG    SOUTH SPRINT STATE GU #2         1             053640      4227330001
                       6882      SOUTH SPRINT      KLEBERG    SOUTH SPRINT STATE GU #3         1             120342      4260230158

     VOLPE             268           VOLPE          ZAPATA       GARCIA, SALVADOR F            17              NYA           NYA
                       268           VOLPE          ZAPATA       GARCIA, SALVADOR F            20              NYA           NYA
                       268           VOLPE          ZAPATA       GARCIA, SALVADOR F            23              NYA           NYA
                       268           VOLPE          ZAPATA       GARCIA, SALVADOR G            16              NYA           NYA
                       268           VOLPE          ZAPATA       GARCIA, SALVADOR G            24              NYA           NYA

                                 APPENDIX "1-A"

                          Omnibus Well Bore Exceptions

                                 APPENDIX "1-A"
                          Omnibus Well Bore Exceptions


COMMON FIELD NAME      METER        FIELD       COUNTY                WELL NAME          WELL NUMBER       RCI         API
------------------------------------------------------------------------------------------------------------------------------
LA PERLA FIELD         5155     LA PERLA         WEBB            HEIN, LUZ A. ESTATE          10          144313    4247935653
                       5155     LA PERLA        ZAPATA         BRUNI MINERAL TRUST A-A        12          142469    4250532913
                       5155     LA PERLA        ZAPATA         BRUNI MINERAL TRUST A-A        13          144382    4250532950
                       5155     LA PERLA        ZAPATA         BRUNI MINERAL TRUST A-B        14          144341    4250532975
                       5155     LA PERLA        ZAPATA         BRUNI MINERAL TRUST AB          9          139464    4250532772
                       5155     LA PERLA        ZAPATA         BRUNI MINERAL TRUST AB         10          141749    4250532860
                       5155     LA PERLA        ZAPATA               HEIN, LUZ A.              4          138223    4250532779
                       5155     LA PERLA         WEBB            HEIN, LUZ A. ESTATE           5          141296    4247935386
                       5155     LA PERLA         WEBB            HEIN, LUZ A. ESTATE           6          141842    4247935445
                       5155     LA PERLA         WEBB            HEIN, LUZ A. ESTATE           7          142849    4247935544
                       5155     LA PERLA         WEBB            HEIN, LUZ A. ESTATE           8          142845    4247935563
                       5155     LA PERLA        ZAPATA             HEIN-BRUNI GU               1          143775    4250532937

J.C. MARTIN            5263     BENAVIDES       ZAPATA               MARTINEZ, LAURO           3          121431    4250532187
                       5263      BIG MAC        ZAPATA         SANCHEZ-SAN FERNANDO MIN. GU    1          144473    4250532973

LAS OVEJAS             5353      JJ & J         ZAPATA               LAUREL, SERGIO            6          144480    4250532893
                       6067  LAS OVEJAS WEST    ZAPATA               MARSHALL, S.G.           20          144509    4250532899
                       6067     POK-A-DOT       ZAPATA               MARSHALL, S.G.           23          143574    4250532956
                       6067      JJ & J         ZAPATA                 MARTINEZ, L.            2          114070    4250531899
                       6067      JJ & J         ZAPATA                MARTINEZ, M.B.           1          142584    4250532891
                       6067      JJ & J         ZAPATA               RAMIREZ, R.A. GU          1          142491    4250532904
                       6067      JJ & J         ZAPATA                 URIBE, I.C.             1          143000    4250532885
                       6067      JJ & J         ZAPATA                 URIBE, I.C.             2          142541    4250532914

HUNDIDO                6748     HUNDIDO         ZAPATA              BENAVIDES, BELIA B         8          144453    4250532954
                       6748     HUNDIDO         ZAPATA             BENAVIDES, BELIA R. B       1          143730    4250531333
                       6748     HUNDIDO         ZAPATA             BENAVIDES, BELIA R. B       5          143731    4250531607
                       6760     HUNDIDO         ZAPATA               MARTINEZ TRUST            1            NYA     4250532992

                                  APPENDIX "2"

                     AMI Fields and Other Big Cowboy Fields

The AMI Fields include all acreage and all depths covered by leases, fee interests and all other real property interests of whatever nature in the "Area of Mutual Interest" set forth in that certain Big Cowboy System Construction, Ownership, Operating and Maintenance Agreement dated August 20, 1992 between HPL and Gulf Energy Pipeline Co. (HPL contract # 012-35422-40-003). The "Area of Mutual Interest" is shown on the plat included in this Appendix "2" and the identification of the particular wells herein is for reference only and does not limit the foregoing.

The Other Big Cowboy Fields include the acreage and all depths covered by leases, fee interests and all other real property interests of whatever nature attributable to gas production from the wells identified herein and not located within the boundaries of the "Area of Mutual Interest." The identification of the particular wells herein is for reference only and does not limit the forgoing.

                                  APPENDIX "2"

                        AMI AND OTHER BIG COWBOY FIELDS

                        EOG PROPERTIES CONNECTED TO HPL
                    EOG CONTRACT NUMBERS: HPL42028, NGM42001
                       HPL CONTRACT NUMBER: 12-40228-162
                      HPLR CONTRACT NUMBER: 078-40228-120

COMMON FIELD NAME   METER      FIELD       COUNTY       WELL NAME        WELL NUMBER     RCI      API
-----------------   -----   ------------   ------  --------------------- -----------   ------  ----------
RANCHO VIEJO        6546    RANCHO VIEJO    WEBB       APPLEGATE 2367          1        135559  4247934965
                    6546    RANCHO VIEJO    WEBB       APPLEGATE 2367          2        161116  4247936511
                    6548    RANCHO VIEJO    WEBB   APPLEGATE-ALLEY GAS UNIT    1        132263  4247934902

BRISCOE             6679    BRISCOE         WEBB       HUGHES RANCH            1        140166  4247935298
                    6679    BRISCOE         WEBB       HUGHES RANCH            2        141297  4247935412
                    6679    BRISCOE         WEBB       HUGHES RANCH            3        142477  4247935550

DESPARADO           6707    DESPARADO       WEBB        LUNDELL 40             2        141301  4247934998
                    6707    DESPARADO       WEBB        LUNDELL 40             3        141882  4247935480
                    6707    DESPARADO       WEBB        LUNDELL 40             4        142616  4247935512
                    6707    DESPARADO       WEBB        LUNDELL 44             1        144314  4247935581

BLACK CREEK         6728    BLACK CREEK     WEBB          DESPAIN              1        144464  4247935486
                    6728    BLACK CREEK     WEBB          DESPAIN              3        144477  4247935701
                    6728    BLACK CREEK     WEBB          DESPAIN              5        144494  4247935751
                    6728    BLACK CREEK     WEBB          DESPAIN              6        144490  4247935737
                    6728    BLACK CREEK     WEBB          DESPAIN              7        150681  4247935777
                    6728    BLACK CREEK     WEBB          DESPAIN              8        152432  4247935750
                    6742    BLACK CREEK     WEBB          DESPAIN             10        155275  4247936303
                    6742    BLACK CREEK     WEBB         BRISCOE D             1        144466  4247935618
                    6742    BLACK CREEK     WEBB         BRISCOE D             2        144469  4247935665
                    6742    BLACK CREEK     WEBB         BRISCOE D             3        144471  4247935678
                    6742    BLACK CREEK     WEBB         BRISCOE D             4        144482  4247935680
                    6742    BLACK CREEK     WEBB         BRISCOE D             5        144493  4247935679
                    6742    BLACK CREEK     WEBB         BRISCOE D             6        144491  4247935738
                    6742    BLACK CREEK     WEBB         BRISCOE D             8        150164  4247936094
                    6742    BLACK CREEK     WEBB         BRISCOE D             9        151280  4247936157
                    6742    BLACK CREEK     WEBB         BRISCOE D            10        152403  4247936203
                    6742    BLACK CREEK     WEBB         BRISCOE D            11        153167  4247936221
                    6742    BLACK CREEK     WEBB         BRISCOE D            12        157621  4247936410
                    6742    BLACK CREEK     WEBB         BRISCOE D            13        157585  4247936400
                    6742    BLACK CREEK     WEBB         BRISCOE D            14        157768  4247936422
                    6742    BLACK CREEK     WEBB         BRISCOE D            15        158102  4247936439
                    6742    BLACK CREEK     WEBB         BRISCOE D            16        158138  4247936459
                    6742    BLACK CREEK     WEBB         BRISCOE D            17        158231  4247936476
                    6742    BLACK CREEK     WEBB         BRISCOE D            19        161159  4247936525
                    6742    BLACK CREEK     WEBB         BRISCOE E            2A          NYA       NYA

LA MANGANA          6763    LA MANGANA      WEBB         1 PENA, HL            1        145813  4247935752
                    6763    LA MANGANA      WEBB         2 PENA, HL            2        146395  4250533059
                    6763    LA MANGANA      WEBB         3 PENA, HL            3        158861  4247935980
                    6763    LA MANGANA      WEBB         4 PENA, HL            4        159403  4247936193
                    6763    LA MANGANA      WEBB         5 PENA, HL            5        159602  4247936226
                    6763    LA MANGANA      WEBB         6 PENA, HL            6        160639  4247936573
                    6763    LA MANGANA      WEBB         7 PENA, HL            7        182236      NYA

BRISCOE M&B         8751    CALICHE CREEK   WEBB         BRISCOE B             1        142683  4247935528
                    8751    CALICHE CREEK   WEBB         BRISCOE B             2        143772  4247935582
                    8751    CALICHE CREEK   WEBB         BRISCOE B             3        145693  4247935699

COMMON FIELD NAME   METER      FIELD       COUNTY       WELL NAME        WELL NUMBER     RCI      API
-----------------   -----   ------------   ------  --------------------- -----------   ------  ----------
                    8751     BLACK CREEK    WEBB        BRISCOE M              1        162137    NYA
                    8751    CALICHE CREEK   WEBB      BRISCOE N 2046           2          NYA     NYA
                    8751    CALICHE CREEK   WEBB     BRISCOE-OLMITOS           2A         NYA     NYA
                    8751    CALICHE CREEK   WEBB   BRISCOE-OLMITOS RANCH       1        162162    NYA
                    8751    CALICHE CREEK   WEBB   BRISCOE-OLMITOS RANCH       1A         NYA     NYA

                          Area of Mutual Interest Plat

[The original contains a detailed map of the Big Cowboy Area of Mutual Interest]

                                 APPENDIX "2-A"

                        Big Cowboy Well Bore Exceptions

                                 APPENDIX "2-A"
                        BIG COWBOW WELL BORE EXCEPTIONS


COMMON FIELD NAME   METER     FIELD             COUNTY         WELL NAME           WELL NUMBER        RCI          API
-----------------  -------   -------           --------       -----------         --------------     ------       ------
BRISCOE             6679      BRISCOE           WEBB           HUGHES RANCH             1            140166      4247935292
                    6679      BRISCOE           WEBB           HUGHES RANCH             2            141297      4247935412
                    6679      BRISCOE           WEBB           HUGHES RANCH             3            142477      4247935550


DESPARADO           6707      DESPARADO         WEBB           LUNDELL 40               2            141301      4247934998
                    6707      DESPARADO         WEBB           LUNDELL 40               3            141882      4247935480
                    6707      DESPARADO         WEBB           LUNDELL 40               4            142616      4247935512
                    6707      DESPARADO         WEBB           LUNDELL 44               1            144314      4247935581


BLACK CREEK         6728      BLACK CREEK       WEBB           DESPAIN                  1            144464      4247935486
                    6728      BLACK CREEK       WEBB           DESPAIN                  3            144477      4247935701
                    6728      BLACK CREEK       WEBB           DESPAIN                  6            144490      4247935737
                    6742      BLACK CREEK       WEBB           BRISCOE D                1            144466      4247935618
                    6742      BLACK CREEK       WEBB           BRISCOE D                2            144469      4247935665
                    6742      BLACK CREEK       WEBB           BRISCOE D                3            144471      4247935678
                    6742      BLACK CREEK       WEBB           BRISCOE D                4            144482      4247935680
                    6742      BLACK CREEK       WEBB           BRISCOE D                5            144493      4247935679
                    6742      BLACK CREEK       WEBB           BRISCOE D                6            144491      4247935738

BRISCOE M&B         8751      CALICHE CREEK     WEBB           BRISCOE B                1            142683      4247935528
                    8751      CALICHE CREEK     WEBB           BRISCOE B                2            143772      4247935582
                    8751      CALICHE CREEK     WEBB           BRISCOE B                3            145693      4247935699

                                 APPENDIX "2-B"

                              Juanita Field Wells

The Juanita Field Wells include the acreage and all depths covered by leases, fee interests and all other real property interests of whatever nature attributable to gas production from the wells identified herein. The identification of the particular wells herein is for reference only and does not limit the forgoing.

                                 APPENDIX "2-B"
                              JUANITA FIELD WELLS

                                                                                                 EOG
                                                                                               PROPERTY
COMMON FIELD NAME   METER      FIELD       COUNTY           WELL NAME          WELL NUMBER     NUMBER        API
-----------------   -----      -----       ------           ---------          -----------     --------      ---

    JUANITA         5434      JUANITA     WEBB, TX    BRUNI HIRSCH GAS UNIT          1          2810      4247934820
                    5434      JUANITA     WEBB, TX       BRUNI MINERAL A             1          2811      4247932255
                    5434      JUANITA     WEBB, TX       BRUNI MINERAL A             2          2812      4247932323
                    5434      JUANITA     WEBB, TX       BRUNI MINERAL A             3          2813      4247932410
                    5434      JUANITA     WEBB, TX       BRUNI MINERAL A             8          2818      4247934645
                    5434      JUANITA     WEBB, TX       BRUNI MINERAL A             9          2819      4247934838
                    5434      JUANITA     WEBB, TX     BRUNI MINERAL A NCT          10          1080      4247934929
                    5434      JUANITA     WEBB, TX       BRUNI MINERAL A            11          1171      4247934959
                    5434      JUANITA     WEBB, TX       BRUNI MINERAL A            12          1181      4247934967
                    5434      JUANITA     WEBB, TX       BRUNI MINERAL A            14         19810      4247935242
                    5434      JUANITA     WEBB, TX     BRUNI MINERAL A NCT          15         21441      4247935463
                    5434      JUANITA     WEBB, TX     BRUNI MINERAL A NCT          16         21922      4247935541
                    5434      JUANITA     WEBB, TX       BRUNI MINERAL B             1          2820      4247932514
                    5434      JUANITA     WEBB, TX       BRUNI MINERAL B             2          2823      4247932637
                    5434      JUANITA     WEBB, TX       BRUNI MINERAL B             3          2824      4247932515
                    5434      JUANITA     WEBB, TX       BRUNI MINERAL B             7          2827      4247933368
                    5434      JUANITA     WEBB, TX       BRUNI MINERAL B             9          2829      4247934484
                    5434      JUANITA     WEBB, TX       BRUNI MINERAL B            10          2821      4204790347
                    5434      JUANITA     WEBB, TX       BRUNI MINERAL B            11          2822      4247934919
                    5434      JUANITA     WEBB, TX       BRUNI MINERAL B            12         19315      4247935149
                    5434      JUANITA     WEBB, TX       BRUNI MINERAL B            13         19608      4247935196
                    5434      JUANITA     WEBB, TX       BRUNI MINERAL B            14         19683      4247935210
                    5434      JUANITA     WEBB, TX       BRUNI MINERAL C             1          2831      4247932045
                    5434      JUANITA     WEBB, TX       BRUNI MINERAL C             2          2832      4247932556
                    5434      JUANITA     WEBB, TX       BRUNI MINERAL C             3          2833      4247933433
                    5434      JUANITA     WEBB, TX       BRUNI MINERAL C             4          2834      4247934813
                    5434      JUANITA     WEBB, TX       BRUNI MINERAL C             5          1010      4247934927
                    5434      JUANITA     WEBB, TX       BRUNI MINERAL C             6          2835      4247934859
                    5434      JUANITA     WEBB, TX       BRUNI MINERAL C             7          1281      4247934979
                    5434      JUANITA     WEBB, TX       BRUNI MINERAL C             8         19145      4247934990
                    5434      JUANITA     WEBB, TX       BRUNI MINERAL C             9         19615      4247935197
                    5434      JUANITA     WEBB, TX       BRUNI MINERAL C            10         19633      4247935194
                    5434      JUANITA     WEBB, TX       BRUNI MINERAL C            11         19737      4247935228
                    5434      JUANITA     WEBB, TX       BRUNI MINERAL C            12         22235      4247935526
                    5434      JUANITA     WEBB, TX       BRUNI MINERAL C            13         24313      4247935919
                    5434      JUANITA     WEBB, TX      BRUNI MINERAL C GU           1           831      4247934861
                    5434      JUANITA     WEBB, TX       BRUNI MINERAL D             2          2837      4247932759
                    5434      JUANITA     WEBB, TX    BRUNI MINERAL TRUST IN B       1          2849      4247931013

                                 APPENDIX "2-C"


                                The Amoco Fields


                  [THE ORIGINAL CONTAINS TWO DETAILED MAPS OF
                    THE AMOCO FIELDS IN WEBB COUNTY, TEXAS]

                                  APPENDIX "3"

                                 Bammel Fields

The Bammel Fields include the acreage and all depths covered by leases, fee interests and all other real property interests of whatever nature attributable to gas production from the wells identified herein. The identification of the particular wells herein is for reference only and does not limit the forgoing.

                                  APPENDIX "3"

                                 BAMMEL FIELDS

                        EOG PROPERTIES CONNECTED TO HPL
                    EOG CONTRACT NUMBERS: HPL42037, NGM42002
                       HPL CONTRACT NUMBER: 12-40228-168
                      HPLR CONTRACT NUMBER: 078-40228-124


COMMON FIELD NAME      METER        FIELD       COUNTY                WELL NAME          WELL NUMBER       RCI         API
------------------------------------------------------------------------------------------------------------------------------
NORTH MILTON FIELD     3081     MILTON NORTH    HARRIS           EHRHARDT (WILCOX)GU #1       5           150320    4220132363
                       3081     MILTON NORTH    HARRIS            EHRHARDT GAS UNIT #1        2           148092    4220132328
                       3082     MILTON NORTH    HARRIS                  DWYER                 1           162912    4220132456
                       3082     MILTON NORTH    HARRIS                  DWYER                 2             NYA     4220132460
                       3082     MILTON NORTH    HARRIS           EHRHARDT (WILCOX)GU #1       3           150650    4220132348
                       3082     MILTON NORTH    HARRIS           EHRHARDT (WILCOX)GU #1       4           150317    4220132336
                       3082     MILTON NORTH    HARRIS         EHRHARDT JOHN (WILCOX) GU #1   1           041633    4220107901
                       3082     MILTON NORTH    HARRIS               GRAVES B UNIT            1           149888    4220132333
                       3082     MILTON NORTH    HARRIS               GRAVES B UNIT            2           151237    4220132366
                       3082     MILTON NORTH    HARRIS               GRAVES B UNIT            3           153191    4220132397
                       3082     MILTON NORTH    HARRIS         GRAVES ESTATE (WILCOX)GU #1    1           154137    4220132367
                       3082     MILTON NORTH    HARRIS         GRAVES ESTATE (WILCOX)GU #1    2           151617    4220132382
                       3082     MILTON NORTH    HARRIS         GRAVES ESTATE (WILCOX)GU #1    3           152691    4220132392
                       3082     MILTON NORTH    HARRIS         GRAVES ESTATE (WILCOX)GU #1    4           153354    4220132398
                       3082     MILTON NORTH    HARRIS            HAMILL (WILCOX) GU #1       3           154069    4220132324
                       3082     MILTON NORTH    HARRIS             HAMILL GAS UNIT #1         1           039890    4220107859
                       3082     MILTON NORTH    HARRIS             HAMILL GAS UNIT #1         2           149628    4220132326
                       3082     MILTON NORTH    HARRIS             HAMILL GAS UNIT #2         1           040188    4220120260
                       3082     MILTON NORTH    HARRIS             HAMILL GAS UNIT #3         1           040559    4220107868
                       9631     MILTON NORTH    HARRIS             HAMILL GAS UNIT #3         2           151235    4220132369
                                                                      MCLAUGHLIN              1           160962    4220132442

                                    EXHIBIT I

                               SERVICES AGREEMENT

                               SERVICES AGREEMENT

         This Agreement is made and entered into as of the 1st day of January, 1997, between Enron Corp., an OREGON corporation ("Enron"), and Enron Oil & Gas Company, a Delaware corporation ("EOG").

         For and in consideration of the mutual promises and conditions contained herein, the parties hereto agree as follows:

         1. In order to assist the continued and orderly conduct of certain corporate functions currently performed by Enron for the benefit of EOG, Enron agrees to provide and EOG agrees to purchase, subject to the terms and conditions set forth herein, certain corporate staff and support services (collectively, the "Services").

         2. This Agreement shall become effective and Enron shall make the Services available to EOG pursuant to the terms of this Agreement commencing on January 1, 1997, and shall continue thereafter for a period of 10 years (unless otherwise specified herein) and from year to year thereafter unless terminated upon written notice by either party 60 days prior to the anniversary date of this Agreement. IF ENRON'S STOCK OWNERSHIP IN EOG FALLS BELOW 35% OF THE ISSUED AND OUTSTANDING COMMON STOCK OF EOG HAVING THE RIGHT TO VOTE FOR DIRECTORS OF EOG, THEN EITHER PARTY SHALL HAVE THE RIGHT TO TERMINATE THIS AGREEMENT BY GIVING WRITTEN NOTICE TO THE OTHER PARTY, SUCH TERMINATION TO BE EFFECTIVE AS OF THE DATE SET FORTH IN SUCH NOTICE; PROVIDED,

HOWEVER, THAT EOG SHALL HAVE THE RIGHT TO DELAY THE EFFECTIVE DATE OF ANY SUCH TERMINATION BY ENRON FOR A PERIOD OF UP TO ONE YEAR IN ORDER FOR EOG TO MAKE NECESSARY ARRANGEMENTS FOR THE SERVICES TO BE PROVIDED BY THIRD PARTIES BY SO NOTIFYING ENRON WITHIN 15 DAYS AFTER RECEIPT OF ENRON'S NOTICE OF TERMINATION.

         3. The parties understand and agree that the Services shall be substantially identical in nature and quality to the Services provided to EOG by Enron during the 12-month period prior to the effective date of this Agreement.

         4. EOG, as compensation for the performance of the Services, agrees to reimburse Enron for: (i) all expenses actually incurred by Enron and readily identifiable to EOG relating to corporate staff and support services provided by Enron hereunder ("Direct Charges"), as identified in Exhibit A attached hereto, which calculation shall be based on the cost incurred by Enron in providing such Services and charged to EOG, IN EACH INSTANCE, USING THE METHODOLOGY THAT MOST REASONABLY REFLECTS THE USE OF THE SPECIFIC SERVICE BY EOG AND ITS SUBSIDIARIES, ON THE ONE HAND, AND BY ENRON AND ITS OTHER SUBSIDIARIES OR AFFILIATED COMPANIES, ON THE OTHER HAND (excepting the calculation of charges for "Rent and LHI" as indicated in Exhibit A for any square footage occupied during the term hereof) , (ii) the actual cost of any goods or services purchased for EOG by Enron from third parties unaffiliated with Enron ("Operating Charges"), (iii) the actual cost or charge for outsourced services provided by any third party unaffiliated with Enron for EOG under an Enron or Enron affiliate agreement with such third party ("Outsourced Charges") and (iv) AN ALLOCATED PORTION OF ADMINISTRATIVE AND GENERAL EXPENSES INCURRED BY ENRON FOR CORPORATE STAFF AND SUPPORT SERVICES, COMPOSED OF THOSE SERVICES AS IDENTIFIED IN EXHIBIT B ATTACHED HERETO (EXCLUDING THOSE SERVICES ON EXHIBIT B FOR WHICH THE AMOUNT SHOWN UNDER THE HEADING "EOG" IS $0), AND FOR WHICH EOG DOES NOT RECEIVE DIRECT CHARGES ("ALLOCATED CHARGE"). THE ALLOCATED CHARGE PAYABLE BY EOG UNDER CLAUSE (IV) OF THE IMMEDIATELY PRECEDING SENTENCE WILL BE (I) THE PORTION OF THE EXPENSES REFERRED TO IN CLAUSE (IV) ALLOCATED TO EOG USING THE MODIFIED MASSACHUSETTS FORMULA, MINUS (II) $2,800,000 PER YEAR BEGINNING JANUARY 1, 1997; PROVIDED, HOWEVER, THAT THE ALLOCATED CHARGE DURING ANY YEAR SHALL NOT EXCEED THE ALLOCATED CHARGE CEILING (AS DEFINED BELOW). The $2,800,000 will be adjusted annually, in the same manner that the Allocated Charge Ceiling is adjusted below, based upon any change in the SEASONALLY ADJUSTED Consumer Price Index for all Urban Consumers as determined by the U.S. Department of Labor, Bureau of Labor Statistics (the "CPI-U").

    THE ALLOCATED CHARGE CEILING FOR THE YEAR 1997 SHALL BE $5,300,000. THE ALLOCATED CHARGE CEILING FOR EACH YEAR THEREAFTER SHALL BE ADJUSTED ANNUALLY, AS HEREINAFTER PROVIDED, FOR CHANGES IN THE CPI-U, AND ROUNDED TO THE NEAREST $100,000.

    FOR THE PURPOSE OF COMPUTING THE EFFECTS OF THE CPI-U CHANGE ON THE ALLOCATED CHARGE CEILING, THE PARTIES HERETO AGREE THAT THE BASE PERIOD FOR THE CPI-U IS "1982/84 EQUALS 100", AND THE CPI-U INDEX NUMBER FOR DECEMBER 31, 1996 IS 159.2. CPI-U ADJUSTMENTS TO THE ALLOCATED CHARGE CEILING SHALL BE MADE ANNUALLY, BASED UPON THE CPI-U INDEX NUMBER FOR THE MONTH OF DECEMBER FOR THE IMMEDIATELY PRECEDING YEAR (SUCH ADJUSTMENTS ARE TO BE EFFECTED UPON PUBLICATION OF THE CPI-U INDEX NUMBER FOR SUCH MONTH). IN THE EVENT THE BUREAU OF LABOR STATISTICS SHIFTS THE CPI-U REFERRED TO HEREIN FROM THE "1982/84 EQUALS 100" BASE PERIOD TO A DIFFERENT BASE PERIOD, EOG AND ENRON AGREE TO USE THE REBASING FACTORS PUBLISHED BY THE BUREAU OF LABOR STATISTICS FOR CONVERTING THE "1982/84 EQUALS 100" BASE PERIOD TO THE NEW APPLICABLE BASE. IN THE EVENT
(I) WITH RESPECT TO THE CPI-U, REBASING FACTORS ARE NOT PUBLISHED OR (II) THE CPI-U IS DISCONTINUED, A PROPER INDEX OR CLASSIFICATION WITH APPROPRIATE ADJUSTMENT FACTORS SHALL BE SUBSTITUTED BY WRITTEN AGREEMENT BETWEEN ENRON AND EOG.

    IF THE COMPENSATION FOR ANY SERVICE DOES NOT INCLUDE SALES, USE, EXCISE VALUE ADDED OR SIMILAR TAXES, AND IF ANY SUCH TAXES ARE IMPOSED ON THE SERVICES AFTER THE EFFECTIVE DATE OF THIS AGREEMENT, THEN SUCH TAXES SHALL BE PAID BY EOG.

    THE METHODOLOGIES USED FOR DETERMINING DIRECT CHARGES,

OPERATING CHARGES, OUTSOURCED CHARGES AND ALLOCATED CHARGES TO EOG WILL BE EVALUATED PERIODICALLY TO DETERMINE WHETHER MORE ACCURATE METHODOLOGIES MAY BE AVAILABLE FOR DETERMINING SUCH CHARGES THAN THOSE BEING USED ON THE EFFECTIVE DATE OF THIS AGREEMENT. CHANGES IN METHODOLOGIES WILL BE IMPLEMENTED ONLY AFTER BEING AGREED TO BY BOTH ENRON AND EOG.

         5. Enron shall invoice EOG by the 15th working day of each month for all Direct Charges, Operating Charges, Outsourced Charges and Allocated Charges, all with respect to the preceding month. All invoices shall reflect in reasonable detail a description of the Services performed during the preceding month, and shall be due and payable on the last day of the month of the invoice. In the event of default in payment by EOG, and if such payment is not made within thirty days after written notice is sent to EOG by certified mail to the address specified below, Enron may terminate this Agreement as to those Services which relate to the unpaid portion of the invoice by giving written notice of such election to EOG. In the event of a dispute as to the propriety of invoiced amounts, EOG shall pay all undisputed amounts on each invoice, but shall be entitled to withhold payment of any amount in dispute and shall promptly notify Enron of its dispute. Enron shall provide EOG with records relating to the disputed amount so as to enable the parties to resolve the dispute. So long as the parties are attempting in good faith to resolve the dispute, Enron shall not be entitled to terminate the Services related to and by reason of the disputed charge.

         6. Any input necessary for Enron or any third party to perform any Services shall be submitted by EOG in a manner consistent with the practices utilized during the period prior to the effective date of this Agreement, which manner shall not be altered except by mutual written agreement of the parties. Should EOG's failure to supply such input render Enron's or any third party's performance of any Services unreasonably difficult, Enron or any third party, upon reasonable notice, may refuse to perform such Services until such input is supplied.

         7. EOG acknowledges that the Services shall be provided only with respect to the business of EOG. EOG will not request performance of any Services for the benefit of any entity other than EOG and its subsidiaries or affiliates. EOG represents and agrees that it will use the Services only in accordance with all applicable federal, state and local laws and regulations and communications and common carrier tariffs, and in accordance with the reasonable conditions, rules, regulations and specifications which may be set forth in any manuals, materials, documents or instructions in existence on the effective date of this Agreement and furnished by Enron to EOG. Enron or any third party reserves the right to take all actions, including termination of any particular Services, that Enron or any third party reasonably believes to be necessary to assure compliance with applicable laws, regulations and tariffs.

         8. Enron will assign to EOG all user codes, passwords or numbers, or other control or identifying cards or numbers, necessary for Enron to perform the Services. EOG assumes full responsibility for selection and use of any such codes, passwords, cards or numbers that may be permitted or required in connection with the Services involved.

         9. The Services will be of the same nature and quality as those provided to EOG during the 12-month period prior to the effective date of this Agreement.

          ALL PRODUCTS OBTAINED FOR EOG ARE AS IS, WHERE IS, WITH ALL FAULTS. NEITHER ENRON, ANY ENRON AFFILIATE NOR ANY THIRD PARTY PERFORMING ANY SERVICES
HEREUNDER MAKE ANY WARRANTIES OR REPRESENTATIONS      WHATSOEVER, EXPRESS OR
IMPLIED, INCLUDING THE WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE SERVICES RENDERED OR PRODUCTS OBTAINED FOR EOG.

          IN NO EVENT SHALL ENRON BE LIABLE TO EOG OR ANY OTHER PERSON FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES RESULTING FROM ANY ERROR IN THE PERFORMANCE OF SERVICES OR FROM THE BREACH OF THIS AGREEMENT, REGARDLESS OF ENRON OR ANY THIRD PARTY FAULT. TO THE EXTENT ANY THIRD PARTY HAS LIMITED ITS LIABILITY TO ENRON FOR SERVICES UNDER AN OUTSOURCING OR OTHER AGREEMENT, EOG AGREES TO BE BOUND BY SUCH LIMITATION OF LIABILITY FOR ANY PRODUCT OR SERVICE PROVIDED TO EOG BY SUCH THIRD PARTY UNDER ENRON'S AGREEMENT.

          Enron shall have no obligation to perform the Services if its failure to do so is caused by or results from any act of God, governmental action, natural disaster, strike, failure of essential equipment or any other cause or circumstance beyond the control of Enron. Enron agrees that upon restoring service following any failure of any equipment necessary for Enron to provide any Services, Enron will allow EOG to have equal priority, in accordance with prior practice, with respect to access to the restored service. At its election, Enron may cause one or more of its subsidiaries (other than EOG) , affiliates or third party contractors to provide the services called for by this Agreement; however, such action shall not release Enron from its obligations under this Agreement.

         10. In the event any portion of this Agreement shall be found by a court of competent jurisdiction to be unenforceable, that portion of the Agreement will be null and void and the remainder of the Agreement will be binding on the parties as if the unenforceable provisions had never been contained herein.

         11. This Agreement shall not be assignable by either of the parties hereto except by operation of law.

         12. This Agreement constitutes the entire agreement of the parties relating to the performance of the Services and all prior or contemporaneous written or oral agreements are merged herein. This Agreement may not be changed except by a writing signed by both parties. This Agreement shall be governed by the laws of the State of Texas.

         13. Any notice, request, instruction, correspondence or other document to be given hereunder by either party to the other (herein collectively called "Notice") shall be in writing and delivered personally or mailed, postage prepaid, or by facsimile or telegram, as follows:

                               IF TO ENRON:

                               Enron Corp.
                               1400 Smith Street
                               P. 0. Box 1188
                               Houston, Texas 77251-1188
                               Attention: Senior Vice President,
                                          Chief Accounting and Information
                                          Officer
                               Facsimile No.: 713-853-3920


                               IF TO EOG:
                               Enron Oil & Gas Company
                               1400 Smith Street
                               P. 0. Box 4362
                               Houston, Texas 77210-4362
                               Attention:  Senior Vice President and
                                           Chief Financial Officer
                               Facsimile No.: 713-646-2113


Notice given by personal delivery or mail shall be effective upon actual receipt by the party to whom addressed. Notice given by facsimile or telegram shall be effective upon actual receipt if received during the recipient's normal business hours, or at the beginning of the recipient's next business day after receipt if not received during the recipient's normal business hours.
Any party may change any address to which Notice is to be given to it by giving Notice as provided above of such change of address.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed on the date(s) noted below on their behalf by their duly authorized officers effective as of January 1, 1997.

                                     ENRON CORP.

                                       By: /s/ J. CLIFFORD BAXTER
                                          ------------------------------------
                                               J. Clifford Baxter,
                                               Senior Vice President,
                                               Corporate Development
                                       Date:   December 9, 1997


                                       ENRON OIL & GAS COMPANY


                                       By: /s/ FORREST E HOGLUND
                                          ------------------------------------
                                               Forrest E. Hoglund
                                               Chairman of the Board
                                               and Chief Executive Officer
                                       Date:   December 9, 1997

                                   EXHIBIT A


Major    Sub
Cat.     Cat.     RC#               Title                               Charge Basis
----------------------------------------------------------------------------------------------
PENSION, THRIFT & MEDICAL
                  2320              Savings Plan                        Head Count
            *     2321              Retirement Plan               Demographics (see note below)
                  2323              EE Life, AD&D Dep                   Head Count
                  2324              Long Term Disability                Head Count
            *     2325              Supp. Exec. Retirement Plan   Demographics (see note below)
                  2326              ESOP Admin. Fees                    Head Count
                  2338(2333)        Business Travel Insurance           Head Count
            *     2335              FAS 106                       Demographics (see note below)
                  2356              Adm. Fees For Met Life              Head Count
                  2330              HMO Premiums                        Head Count
                  2331              Drug Plan - Admin. Chgs.            Head Count
                  2337              Active Medical/Dental               Head Count

         *NOTE: The effective date for change in methodology for these items will be the later of January 1, 1996 or the beginning of the 22nd month prior to the date of the Equity Participation and Business Opportunity Agreement between EOG and Enron Corp.


COMPENSATION PLANS
                  2314              Restricted Stock                  Actual Participation
                  0028              Long-term Incentive Plan          Actual Participation
                  1148              Perf. Based Rest. Stock           Actual Participation

AVIATION
                  0781              Aviation Reservation Fee            Usage
                  0782              Aviation Usage                      Usage

BUILDING FACILITIES & SERVICES
         Building Rent & Related
                  0566              Construction Services               Usage
                  0580              Facility Planning                   Usage
                  0581              Facility Maintenance               EB Space
                  0629              Corporate Security                 EB Space
                  0666              Recycling                           Usage
                  0692              EPCO-Churn Relocation               Usage
                  0898              Office Relocation/Furniture        EB Space
                  1829              International Security              Usage
                  2234              Facilities Operatons               EB Space
                  2441              Building Utilities                 EB Space
                  2455              Building Rent and LHI        EB Space @ 13.50/sq. ft. up to
                                                                 170K sq. ft. Amounts over 170K
                                                                 will be negotiated separately.
         Parking Garage Svcs. and Transp. Subs.
                  0060              Service Garage                  Employee Election
                  2478              Parking                         Employee Election
                  2334              Transportation Subsidy          Employee Election
         Copy, Graphics & Audio Visual Services
                  0224              Forms Management                    Usage
                  0228              Copier Center                       Usage
                  0339              Artistic Services                   Usage
                  0703              Audio Visual Services               Usage
                  2255              Convenience Copiers                 Usage

                                   EXHIBIT A


Major    Sub
Cat.     Cat.     RC#               Title                               Charge Basis
--------------------------------------------------------------------------------------------

BUILDING FACILITIES & SERVICES(continued)
         Mail, Shipping & Receiving
                  0103              Shipping & Receiving                    Usage
                  0492              Mail Center                             Usage
         Records Related Costs
                  0215              Record Center Houston                   Usage
                  0489              Record & Info Management                Usage
         Real Estate Management
                  0075              EPCO Administration                     Usage
                  0508              Real Estate Management                  Usage
                  0752              EPCO Legal Services                     Usage
         Health & Employee Services
                  0647              Health & Employee Services            Headcount
                  0776              Manager - Wellness                    Headcount
                  2453              Cafeteria                             Headcount
                  2454              Body Shop                             Headcount
                  2460              Employee Recreation                   Headcount
                  2475              Coffee                                Headcount
                  2477              Corporate Special Events       Mgt. Comm. Member Head Count
         Telecommunications
                  0117              Enron Information Services         % of Total EIS Services
                  2357              Telecomm. Houston Operations            Usage
                  2358              Computer Services                       Usage
                  2359              Ardmore Center                          Usage

OUTSIDE PROFESSIONAL SERVICES
                  2349              Outside Auditing Fees               Per AA&Co.
                  0408              Contract Audit Services             Per AA&Co.

INSURANCE
                  2411              Insurance Premiums/Cost           Methodology representing
                                                                        basis for premiums

DATA PROCESSING COSTS
                                    EIS Charges                             Usage
                                    EDS Charges                             Usage
                                    Amortization of EDS Pre-paids       Historical Usage

HR & BENEFITS RELATED
                  0071              Alcohol/Drug Testing                    Usage
                  0208              Compensation & Benefits             Replaced by 2012
                  0319              Corporate Human Resources             Head Count
                  0246              Payroll                               Head Count
                  0649              Benefits Accounting                 Replaced by 2012
                  2012              EMI Management Fee                    Head Count
                  2242              Fair Employment                       Head Count

                                   EXHIBIT A


Major    Sub
Cat.     Cat.     RC#               Title                               Charge Basis
--------------------------------------------------------------------------------------------
RECRUITING, TRAINING & FAIR EMPLOYMENT PRACTICES
                  0658              Corp. Org. Development & Trng.        Head Count
                  1150              Corp HR Services                  Usage-moved from HR
                  1121              VP - Recruit, Trng. & FEP             Head Count

TREASURY, FINANCE & RISK MANAGEMENT
                                    Bank Fees                               Usage
                  0410              Risk Management                 Primarily % of Premiums
                  0451              Treasury                                Usage
                  0041              Corporate Finance                       Usage

TAX
                  0441              State Tax Group                         Usage
                  0564              Ad Valorem Tax Dept.                    Usage

LEGAL
                  0610              Corporate Secretary                     Usage
                  0611              Misc. MLP Expenses                      Usage
                  0854              Legal Litigation                        Usage
                  0860              Corporate Legal                         Usage
                  0861              Environmental Legal                     Usage
                  2416              Legal Library                      Attny. Head Count

INVESTOR RELATIONS
                  0405              Investor Relations                     Usage

EMPLOYEE MATCHING
                  2381              Corp. Contributions - Houston      Employee Elections

CORPORATE EVENTS
                  1274              Management Conference                 Attendees
                  1137              Enron Earth Day                       Headcount
                  1140              Volunteer Events                      Headcount
                  1284              Employee Picnic                       Headcount
                  2397              Employee Communications               Headcount

                                   EXHIBIT B



                                                                           Total           Enron
                                                       RC                   Net            Oil &
         Description*                                 Number              Expenses          Gas
--------------------------------                     -------            -----------       ----------
MMF %                                                                                          22.10%

Direct Cost In - Shared Services                                        $14,166,000       $3,130,686
Direct Cost In - Other                                                    2,783,457          615,144
Executive Consultants                                   89                2,000,000          442,000
Corporate Financial Planning                           137                1,008,000          222,768
Corporate Accounting & Reporting                       138                1,811,000          400,231
Competitive Analysis                                   150                  440,000                0
Sr. Vice President - Corporate Mkt. & Resources        302                1,117,000          246,857
Sr. Vice President - CIAAO                             303                  602,000          133,042
President and COO                                      304                1,800,000          397,800
Chief of Staff                                         305                  693,000          153,153
Corporate Affairs                                      307                  619,000          136,799
Executive Reception                                    308                  544,000          120,224
Political Action Committee                             309                   34,000            7,514
Workforce Diversity                                    315                  383,000           84,643
Investor Relations                                     405                1,663,000                0
Vice President - Tax                                   445                2,816,000                0
Corporate Development                                  460                  706,000          156,026
Vice President & Treasurer                             588                  473,000          104,533
Corporate Secretary                                    610                1,616,000                0
MLP Services                                           611                   60,000                0
Organizational Development & Testing                   658                        0                0
Government Affairs & Public Policy                     808                        0                0
Public Policy Analysis                                 848                  192,000                0
Corporate Legal                                        860                1,259,000                0
Federal Government Affairs                             866                1,283,000          283,543
State Government Affairs                               870                  913,000          201,773
Chairman and CEO                                       890                2,100,000          464,100
Corporate Advertising                                 1109                        0                0
Corporate Aircraft Usage                              2001                4,365,300          964,731
NQ Stock Plan                                         2315                        0                0
Exec Perqs                                            2317                        0                0
Employee Performance Awards                           2318                  150,000           33,150
Corporate Contributions - Houston                     2381                        0                0
Corporate Memberships                                 2396                  490,000          108,290
Employee Communications                               2397                  359,800           79,516
Corporate Communications                              2398                  684,600          151,297
Media Relations                                       2399                1,942,000          429,182
Executive Board Meeting Expenses                      2418                1,034,400          228,602
1997 EOG Service Agreement Reduction                                                      (2,800,000)
1997 EOG Service Agreement Cap Adjustment                                         0       (1,186,000)
                                                                        -----------       ----------
                  TOTAL                                                 $50,107,557       $5,309,604 **
                                                                        ===========       ==========

*   May vary as new costs centers are created.
** The calculated 1997 amount based on the 1/94 Enron/EOG Service agreement is $8.1mm.

                                   EXHIBIT J

            AMENDMENT TO STOCK RESTRICTION AND REGISTRATION AGREEMENT

     This amendment (this "Amendment") to the Stock Restriction and Registration Agreement dated as of August 23, 1989 (the "Agreement") is dated as of December 9, 1997, and is entered into by Enron Oil & Gas Company, a Delaware corporation (the "Company"), and Enron Corp., an Oregon corporation (the "Holder").

     WHEREAS, Section 7 of the Agreement provides that the Company will be obligated to pay Registration Expenses, defined in the Agreement to include generally all expenses incident to the performance by the Company of its obligations under the Agreement; and

     WHEREAS, the Company and the Holder desire to provide that the Holder will be obligated to pay the expenses incident to the performance by the Company of its obligations under the Agreement, with certain specified exceptions;

     NOW, THEREFORE, in consideration of the agreements herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agree that the Agreement is hereby amended as follows:

     1. AMENDMENT TO SECTION 7. Section 7 of the Agreement is hereby amended to read as follows:

              7. Registration Expenses. All Registration Expenses (as defined herein) will be borne by the selling Holders in proportion to the number of shares registered.

              As used herein, the term Registration Expenses means (a) underwriting discounts and commissions applicable to the sale of Restricted Stock, fees and expenses of any legal counsel, accountants or other agents retained by any selling Holder and all other out-of-pocket expenses incurred by any selling Holder in connection with any registration under this Agreement and (b) all out-of-pocket expenses incident to the Company's performance of or compliance with this Agreement (whether or not the registration in connection with which such expenses are incurred ultimately becomes effective), including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Restricted Stock), rating agency fees, printing expenses, messenger and delivery expenses incurred by the Company, the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed, and fees and disbursements of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or comfort letters required by or incident to such performance), securities acts liability insurance (if the Company elects to obtain such insurance), the reasonable fees and expenses of any special experts retained by the Company in connection with such registration and the fees and expenses of other persons retained by the Company. The term Registration Expenses shall not include any portion of expenses that would have been incurred by the Company in the absence of registration, such as depreciation or rent or other charges for use of Company property, and such term shall not include any portion of the Company's internal expenses, such as salaries and expenses of its officers and employees performing drafting, due diligence, legal or accounting duties.

     2. CERTAIN DEFINED TERMS. Capitalized terms used but not defined herein are used as defined in the Agreement.

     3. GOVERNING LAW. This Amendment will be governed by and construed in accordance with the laws of the State of Delaware.

     IN WITNESS WHEREOF, this Amendment has been executed as of the date first written above.


                           ENRON OIL & GAS COMPANY


                           By:  /s/ FORREST E. HOGLUND
                               ------------------------
                           Name:  Forrest E. Hoglund
                           Title: Chairman of the Board and
                                   Chief Executive Officer


                           ENRON CORP.


                           By:  /s/ J. CLIFFORD BAXTER
                               ------------------------
                           Name:  J. Clifford Baxter
                           Title: Senior Vice President,
                                    Corporate Development






                                     J-2